CLAYTON UTZ

EXECUTION DRAFT

Medallion Trust Series 2006-1G
Security Trust Deed

P.T. Limited
ABN 67 004 454 666

The Bank of New York

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

Perpetual Trustee Company Limited
ABN 42 000 001 007

If you have any questions about the details of this document
PLEASE CONTACT BRIAN SALTER/LOUISE MCCOACH ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference  174/657/80036670

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SECURITY TRUST DEED MADE AT SYDNEY ON 3 MARCH 2006

PARTIES           P.T. LIMITED ABN 67 004 454 666 of Level 12, 123 Pitt Street,
                  Sydney, NSW 2000 Australia (hereinafter included in the
                  expression the "SECURITY TRUSTEE")

                  THE BANK OF NEW YORK of 101 Barclay Street, 21W, New York
                  10286 (hereinafter included by incorporation in the expression the "OFFERED NOTE TRUSTEE")

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED ABN 88 064 133
                  946 of Level 7, 48 Martin Place, Sydney, NSW 2000 Australia
                  ("MANAGER")

                  PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level
                  12, 123 Pitt Street, Sydney, NSW 2000 Australia ("TRUSTEE")

BACKGROUND

A.       The Trustee is the trustee, and the Manager is the manager, of the
         Series Trust.

B.       The Trustee is authorised to enter into this Deed to charge the assets of the Series Trust to secure the payment in full of the Secured Moneys to the Secured Creditors of the Series Trust.

C.       The Offered Note Trustee will be appointed as trustee under the Offered
         Note Trust Deed to act on behalf of the Offered Noteholders.

D.       The Security Trustee has agreed to act as trustee for the benefit of the Secured Creditors on the terms and conditions and with the powers and authorities contained in this Deed.

OPERATIVE PROVISIONS

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1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed, unless the contrary intention appears:

         "AGENT" has the same meaning as in the Agency Agreement.

         "AUTHORISED OFFICER" means:

         (a)      in relation to the Security Trustee, a director or secretary of the Security Trustee or an officer of the Security Trustee whose title contains the word or words "manager", "counsel",
                  "head" or a person performing the functions of any of them;
                  and

         (b)      in relation to the Offered Note Trustee, an Authorised Officer of the Offered Note Trustee for the purposes of the Offered
                  Note Trust Deed.

         "CHARGE" means the charge created by this Deed.

         "CHARGE RELEASE DATE" subject to clause 22.3 means the date the
         Security Trustee releases the Charged Property from the Charge.

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         "CHARGED PROPERTY" means all the Assets of the Series Trust held by the
         Trustee from time to time as trustee of the Series Trust and the benefit of all covenants, agreements, undertakings, representations, warranties and other choses in action in favour of the Trustee under the Transaction Documents, but does not, at the time of the execution and delivery of this Deed, include any of the foregoing situated outside the State of New South Wales.

         "CLASS A-1 CURRENCY SWAP TERMINATION PROCEEDS" means the US dollar proceeds (if any) received from the Currency Swap Provider under the
         Class A-1 Currency Swap as a result of the occurrence (if any) of an
         "Early Termination Date" thereunder, and includes any interest earned and credited thereon whilst such proceeds are invested in the US dollar interest bearing account referred to in clause 13.7(a).

         "CLASS A-3 CURRENCY SWAP TERMINATION PROCEEDS" means the Euro proceeds
         (if any) received from the Currency Swap Provider under the Class A-3
         Currency Swap as a result of the occurrence (if any) of an "Early
         Termination Date" thereunder, and includes any interest earned and credited thereon whilst such proceeds are invested in the Euro interest bearing account referred to in clause 13.7(b).

         "CLASS B BASIC TERM MODIFICATION" means an alteration, addition or amendment to this Deed or to the terms and conditions of the Securities which has the effect of:

         (a)      reducing, cancelling, postponing the date of payment,
                  modifying the method for the calculation or altering the order of priority under this Deed, of any amount payable in respect of any principal or interest in respect of the Class B Notes;

         (b)      altering the currency in which payments under the Class B
                  Notes are to be made;

         (c)      altering the majority required to pass an Extraordinary
                  Resolution under this Deed; or

         (d)      sanctioning any scheme or proposal for the exchange or sale of the Class B Notes for or the conversion of the Class B Notes into or the cancellation of the Class B Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Trustee or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in
                  consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or in consideration of cash.

         "EVENT OF DEFAULT" has the meaning given to it in clause 7.

         "EXTRAORDINARY RESOLUTION" of the Voting Secured Creditors or a class of Voting Secured Creditors means:

         (a)      a resolution which is passed at a meeting of the then Voting
                  Secured Creditors or, where applicable, a class of Voting
                  Secured Creditors duly convened and held in accordance with the provisions of this Deed (including the Annexure) by a
                  majority consisting of not less than 75% of the votes
                  (determined in accordance with clause 8(d)(i) of the Annexure)
                  of the persons present and voting at the meeting who are then
                  Voting Secured Creditors, or Voting Secured Creditors of that class, or representing such Voting Secured Creditors or, if a poll is demanded, by then Voting Secured Creditors, or Voting
                  Secured Creditors of that class, holding or representing
                  between them Voting

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                  Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes
                  comprised in the Voting Entitlements held or represented by all the persons present at the meeting voting on such poll; or

         (b)      a resolution in writing in relation to all Voting Secured
                  Creditors or the class of Voting Secured Creditors pursuant to clause 16 of the Annexure.

         "OFFERED NOTE TRUST" has the same meaning as in the Offered Note Trust
         Deed.

         "INSOLVENCY EVENT" in relation to:

         (a)      the Trustee, means each of the following events:

                  (i)      an application is made to a court (which application
                           is not dismissed or stayed on appeal within 30 days)
                           for an order or an order is made that the Trustee be
                           wound up or dissolved;

                  (ii)     an application is made to a court for an order
                           appointing a liquidator, a provisional liquidator, a
                           receiver or a receiver and manager in respect of the
                           Trustee (which application is not dismissed or stayed
                           on appeal within 30 days), or one of them is
                           appointed, whether or not under an order;

                  (iii)    except on terms approved by the Security Trustee, the
                           Trustee enters into, or resolves to enter into, a
                           scheme of arrangement, deed of company arrangement or
                           composition with, or assignment for the benefit of,
                           all or any class of its creditors, or it proposes a
                           reorganisation, moratorium or other administration
                           involving any of them;

                  (iv)     the Trustee resolves to wind itself up, or otherwise
                           dissolve itself, or gives notice of intention to do
                           so, except to reconstruct or amalgamate while solvent
                           on terms approved by the Security Trustee or is
                           otherwise wound up or dissolved;

                  (v)      the Trustee is or states that it is unable to pay its
                           debts when they fall due;

                  (vi)     as a result of the operation of section 459F(1) of
                           the Corporations Act, the Trustee is taken to have
                           failed to comply with a statutory demand;

                  (vii)    the Trustee is or makes a statement from which it may
                           be reasonably deduced by the Security Trustee that
                           the Trustee is, the subject of an event described in
                           section 459C(2)(b) or section 585 of the Corporations
                           Act;

                  (viii)   the Trustee takes any step to obtain protection or is
                           granted protection from its creditors, under any
                           applicable legislation or an administrator is
                           appointed to the Trustee or the board of directors of
                           the Trustee propose to appoint an administrator to
                           the Trustee or the Trustee becomes aware that a
                           person who is entitled to enforce a charge on the
                           whole or substantially the whole of the Trustee's
                           property proposes to appoint an administrator to the
                           Trustee; and

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                  (ix)     anything analogous or having a substantially similar
                           effect to any of the events specified above happens
                           under the law of any applicable jurisdiction; and

         (b)      the Security Trustee, has the same meaning as in the Master
                  Trust Deed (provided that any approval thereunder must be
                  given by the Manager rather than the Trustee as specified
                  therein).

         "INTERESTED PERSONS" means a collective reference to the Trustee, the
         Secured Creditors, the Manager and all persons claiming through them and "INTERESTED PERSON" means a several reference to all Interested
         Persons.

         "MANAGER" means Securitisation Advisory Services Pty. Limited or if
         Securitisation Advisory Services Pty. Limited retires or is removed as manager of the Series Trust, any then Substitute Manager and includes the Trustee when acting as the Manager in accordance with the provisions of the Master Trust Deed.

         "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 and made between the Trustee and the Manager, as amended from time to time.

         "OUTSTANDING CASH ADVANCE DEPOSIT" on a given date means the amount of the Cash Advance Deposit on that date together with all accrued but unpaid interest on the Cash Advance Deposit payable to the Liquidity
         Facility Provider pursuant to the Liquidity Facility Agreement.

         "OUTSTANDING INTEREST RATE SWAP PREPAYMENT AMOUNT" has the same meaning as in each Interest Rate Swap Agreement.

         "POTENTIAL EVENT OF DEFAULT" has the same meaning as in the Offered
         Note Trust Deed.

         "PRE-DEFAULT ACTION" means:

         (a)      an action which the Security Trustee is required or empowered to take prior to an Event of Default under:

                  (i)      paragraphs (a)(iii), (a)(iv) and (a)(vii) of the
                           definition of "Insolvency Event" in this clause 1.1;
                           and

                  (ii)     clauses 6.1, 6.2(c), 8.3, 8.4, 9.5, 11.5, 11.8, 14,
                           15.2, 16.1, 17.2, 19, 20.1, 20.2, 22, 24 and 29; and

         (b)      such action as the Security Trustee considers necessary to cause the Trustee to comply with its obligations under clause
                  19.1.

         "PRIOR INTEREST" means the lien over, and right of indemnification from, the Charged Property held by the Trustee under, and calculated in accordance with, the Master Trust Deed for Trustee Indemnity Costs
         (other than the Secured Moneys and other than the Arranging Fees payable to the Manager) in relation to the Series Trust which are unpaid, or paid by the Trustee but not reimbursed to the Trustee from the Assets of the Series Trust.

         "RECEIVER" means a receiver appointed by the Security Trustee under this Deed and includes a receiver and manager and where more than one person has been appointed as receiver or receiver and manager each such person and also any servant agent or delegate of any such receiver or receiver and manager.

         "REPRESENTATIVE" means:

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         (a)      in relation to a Voting Secured Creditor, a person appointed as a proxy for that Voting Secured Creditor pursuant to clause
                  10 of the Annexure; and

         (b)      without limiting the generality of paragraph (a), in relation to a Voting Secured Creditor that is a body corporate, a
                  person appointed pursuant to clause 11 of the Annexure by that
                  Voting Secured Creditor.

         "SECURED CREDITORS" means the Offered Note Trustee (in its personal capacity and as trustee of the Offered Note Trust), each Agent, each
         Securityholder, each Hedge Provider, the Liquidity Facility Provider, the Standby Redraw Facility Provider, the Servicer and each Seller and
         "SECURED CREDITOR" means each of the Secured Creditors.

         "SECURED MONEYS" means, without double counting, the aggregate of all moneys owing to the Security Trustee or to a Secured Creditor under any of the Transaction Documents provided that:

         (a)      the amount owing by the Trustee in relation to the principal component of a Security is to be calculated by reference to the Invested Amount of that Security; and

         (b)      the amount owing by the Trustee in relation to the principal component of the Standby Redraw Facility Agreement is to be calculated by reference to the aggregate of the Standby Redraw
                  Facility Principal and the Unreimbursed Principal Charge-offs in relation to the Standby Redraw Facility Principal.

         "SECURITY TRUST" means the trust established under clause 2.2 of this
         Deed.

         "SECURITY TRUST FUND" means any property and benefits which the
         Security Trustee holds on trust for the Secured Creditors under this
         Deed including, without limitation, all the right, title and interest of the Security Trustee in connection with the Charge and any property which represents the proceeds of sale of any such property or proceeds of enforcement of the Charge.

         "SECURITY TRUSTEE" means P.T. Limited ABN 67 004 454 666 or if P.T.
         Limited ABN 67 004 454 666 retires or is removed as security trustee, any then Substitute Security Trustee.

         "SENIOR SECURITY" means a Class A-1 Note, a Class A-2 Note, a Class A-
         3 Note or a Redraw Bond.

         "SENIOR SECURITYHOLDER" means a Class A-1 Noteholder, a Class A-2
         Noteholder, a Class A-3 Noteholder or a Redraw Bondholder.

         "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Deed between the Commonwealth Bank of Australia ABN 48 123
         123 124, Homepath Pty Limited ABN 35 081 986 530, the Manager and the
         Trustee.

         "SERIES TRUST" means the trust known as the Medallion Trust Series
         2006-1G established pursuant to the Master Trust Deed and the Series
         Supplement.

         "STATUTE" means any legislation now or hereafter in force of the
         Parliament of the Commonwealth of Australia or of any State or
         Territory thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

         "SUBSTITUTE SECURITY TRUSTEE" at any given time means the entity then appointed as Security Trustee under clause 19.

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         "TRUSTEE INDEMNITY COSTS" means the fees, costs, charges and expenses incurred by, or payable to the Trustee (in its capacity as trustee of the Series Trust) in accordance with the Master Trust Deed (including clause 16.11 of the Master Trust Deed) and the Series Supplement.

         "VOTING ENTITLEMENT" means, on a particular date the number of votes which a Voting Secured Creditor would be entitled to exercise if a meeting of Voting Secured Creditors were held on that date, being in respect of a given Voting Secured Creditor and subject to clause
         13.5(c) in the case of the Class A-1 Noteholders and to clause 13.6(c)
         in the case of the Class A-3 Noteholders, the number calculated by dividing the Secured Moneys owing to that Voting Secured Creditor by 10 and rounding the resultant figure down to the nearest whole number, provided that if the Offered Note Trustee is a then Voting Secured
         Creditor it will have a Voting Entitlement equal to the aggregate
         Voting Entitlement (determined in accordance with the foregoing) for all Offered Noteholders.

         "VOTING SECURED CREDITOR" means:

         (a)      for so long as the Secured Moneys of the Securityholders are
                  75% or more of the then total Secured Moneys:

                  (i)      if any Offered Note then remains outstanding, the
                           Offered Note Trustee (or, if the Offered Note Trustee
                           has become bound to notify, or seek directions from,
                           the Offered Noteholders or to take steps and/or to
                           proceed under the Offered Note Trust Deed and fails
                           to do so as and when required by the Offered Note
                           Trust Deed and such failure is continuing, the
                           Offered Noteholders); if any Class A-2 Notes remain
                           outstanding, the Class A-2 Noteholders; and if any
                           Redraw Bonds remain outstanding, the Redraw
                           Bondholders; or

                  (ii)     if no Senior Security then remains outstanding, the
                           Class B Noteholders; and

         (b)      otherwise:

                  (i)      if any Offered Notes remain outstanding, the Offered
                           Note Trustee (or, if the Offered Note Trustee has
                           become bound to take steps and/or to proceed under
                           the Offered Note Trust Deed and fails to do so as and
                           when required by the Offered Note Trust Deed and such
                           failure is continuing, the Offered Noteholders); and

                  (ii)     each other then Secured Creditor (other than the
                           Offered Note Trustee and the Offered Noteholders).

1.2      SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

         Subject to clause 1.10, unless defined in this Deed, words and phrases defined in either or both of the Master Trust Deed and the Series
         Supplement have the same meaning in this Deed. Where there is any inconsistency in a definition between this Deed (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Deed prevails. Where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series
         Supplement prevails over the Master Trust Deed in respect of this Deed.
         Subject to clause 1.10, where words or phrases used but not defined in this Deed are defined in the Master Trust Deed in relation to a Series
         Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Deed, where necessary, as being used only in relation to the Series Trust (as

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         defined in this Deed) and/or the CBA Trust (as defined in the Series
         Supplement), as the context requires.

1.3      INTERPRETATION

         In this Deed unless the contrary intention appears:

         (a)      the expression "PERSON" includes an individual, a corporation and a Governmental Agency;

         (b)      the expression "OWING" includes amounts that are owing whether such amounts are liquidated or not or are contingent or
                  presently accrued due and includes all rights sounding in
                  damages only;

         (c)      the expression "POWER" in relation to a person includes all powers, authorities, rights, remedies, privileges and
                  discretions conferred upon that person by the Transaction
                  Documents, by any other deed, agreement, document, or
                  instrument, by any Statute or otherwise by law;

         (d)      a reference to any person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (e)      subject to clause 1.10, a reference to this Deed, the Master
                  Trust Deed or to any other deed, agreement, document or
                  instrument includes, respectively, this Deed, the Master Trust
                  Deed or such other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

         (f)      a reference to any Statute or to any section or provision of any Statute includes any statutory modification or
                  re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (g)      a reference to a Related Body Corporate includes a corporation which is or becomes a Related Body Corporate during the
                  currency of this Deed;

         (h)      words importing the singular include the plural (and vice
                  versa) and words denoting a given gender include all other genders;

         (i)      headings are for convenience only and do not affect the
                  interpretation of this Deed;

         (j)      a reference to a clause is a reference to a clause of this
                  Deed;

         (k)      a reference to a Schedule or an Annexure is a reference to the
                  Schedule or Annexure to this Deed;

         (l)      where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

         (m)      all accounting terms used in this Deed have the same meaning ascribed to those terms under accounting principles and
                  practices generally accepted in Australia from time to time;

         (n)      a reference to a party is a reference to a party to this Deed;

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         (o)      a reference to time is a reference to Sydney time;

         (p)      a reference to any thing (including, without limitation, the
                  Secured Money, any other amount and the Charged Property) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

         (q)      if an act prescribed under this Deed to be done by a party on or by a given day is done after 5.30 pm on that day, it is to be taken to be done on the following day;

         (r)      where any day on which a payment is due to be made or a thing is due to be done under this Deed is not a Business Day, that payment must be made or that thing must be done on the
                  immediately succeeding Business Day;

         (s)      a reference to "WILFUL DEFAULT" in relation to the Trustee, the Security Trustee or the Manager means, subject to clause
                  1.3(t), any wilful failure to comply with, or wilful breach by, the Trustee, the Security Trustee or the Manager (as the
                  case may be) of any of its obligations under any Transaction
                  Document, other than a failure or breach which:

                  (i)      A.       arises as a result of a breach of a
                                    Transaction Document by a person other than:

                                    1)       the Trustee, the Security Trustee
                                             or the Manager (as the case may
                                             be); or

                                    2)       any other person referred to in
                                             clause 1.3(t) in relation to the
                                             Trustee, the Security Trustee or
                                             the Manager (as the case may be);
                                             and

                           B.       the performance of the action (the
                                    non-performance of which gave rise to such
                                    breach) is a precondition to the Trustee,
                                    the Security Trustee or the Manager (as the
                                    case may be) performing the said obligation;

                  (ii)     is in accordance with a lawful court order or
                           direction or required by law; or

                  (iii)    is:

                           A.       in accordance with any proper instruction or
                                    direction of the Voting Secured Creditors
                                    given at a meeting of Voting Secured
                                    Creditors convened pursuant to this Deed; or

                           B.       in accordance with any proper instruction or
                                    direction of the Investors given at a
                                    meeting convened under the Master Trust Deed
                                    (as amended by the Series Supplement);

         (t)      a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT"
                  of the Trustee, the Security Trustee or the Manager means the fraud, negligence or wilful default of the Trustee, the
                  Security Trustee or the Manager (as the case may be) and of its officers, employees, agents and any other person where the

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                  Trustee, the Security Trustee or the Manager (as the case may
                  be) is liable for the acts or omissions of such other person under the terms of any Transaction Document;

         (u)      subject to clause 27.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or
                  grounds to believe anything by virtue of the officers of that party (or any Related Body Corporate of that party) which have the day to day responsibility for the administration or
                  management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or this Deed, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this
                  way). In addition, notice, knowledge or awareness of an Event of Default means notice, knowledge or awareness of the
                  occurrence of the events or circumstances constituting an
                  Event of Default. The Security Trustee will be regarded as being actually aware of an Event of Default if it receives a written notice from the Trustee, the Manager or the Offered
                  Note Trustee that the Trustee, the Manager or the Offered Note
                  Trustee (as the case may be) believes, on reasonable grounds, that the Event of Default has occurred; and

         (v)      a reference to prospective liabilities includes, without
                  limitation, the liabilities of the Trustee under the
                  Transaction Documents.

1.4      INCORPORATION OF ANNEXURE

         This Deed incorporates the Annexure which forms part of, and is subject to, this Deed.

1.5      TRUSTEE'S CAPACITY

         In this Deed, unless expressly specified otherwise:

         (a)      (REFERENCES TO TRUSTEE): a reference to the Trustee is a
                  reference to the Trustee in its capacity as trustee of the
                  Series Trust only, and in no other capacity;

         (b)      (REFERENCES TO ASSETS OF TRUSTEE): a reference to the
                  undertaking, assets, business or money of the Trustee is a reference to the undertaking, assets, business or money of the
                  Trustee in the capacity referred to in paragraph (a); and

         (c)      (INSOLVENCY EVENT): a reference in the definition of
                  "INSOLVENCY EVENT" in clause 1.1 to the Trustee is to the
                  Trustee only in its capacity as trustee of the Series Trust and does not include the Trustee personally, as trustee of any other trust fund or in any other capacity whatsoever.

1.6      DETERMINATION OF OUTSTANDING HEDGE MONEY

         If an "Early Termination Date", as defined in a relevant Hedge
         Agreement, has not been designated in respect of any "Transactions", as defined in the Hedge Agreement, the amounts owing by the Trustee to a
         Hedge Provider under the Hedge Agreement in respect of those
         Transactions are to be determined by the Manager on the relevant date as if an Early Termination Date has been designated in respect of those
         Transactions in accordance with the Hedge Agreement at the time of such determination and as if the Manager were a "Non-defaulting Party", as defined in the Hedge Agreement, following an "Event of Default", as defined in the Hedge Agreement, in respect of those Transactions.

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1.7      AMOUNTS OUTSTANDING

         For the purposes of determining whether any amount constitutes Secured
         Moneys, for the purposes of clause 7(g) and, for the purposes of clause
         13.1 (and for these purposes only), the calculation of any amounts owing or due by the Trustee shall be made without regard to any limitation on the Trustee's liability that may be construed as meaning that such amounts are not owing or are not due and payable.

1.8      BENEFIT OF COVENANTS UNDER THIS DEED

         Unless the context indicates a contrary intention, the Security Trustee holds the covenants, undertaking and other obligations and liabilities of the Trustee and the Manager under this Deed on trust for the benefit of the Secured Creditors on the terms and conditions of this Deed.

1.9      OBLIGATIONS SEVERAL

         The obligations of the parties under this Deed are several.

1.10     INCORPORATED DEFINITIONS AND OTHER PROVISIONS

         Where in this Deed a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction
         Document, any amendment to the meaning of that word or expression, to that Transaction Document or to that provision (as the case may be)
         will be of no effect for the purposes of this Deed unless and until the amendment is consented to by all parties to this Deed.

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2.       THE SECURITY TRUST

2.1      APPOINTMENT OF SECURITY TRUSTEE

         The Security Trustee is hereby appointed and agrees to act as trustee of the Security Trust (with effect from the constitution of the
         Security Trust) on the terms and conditions in this Deed.

2.2      DECLARATION OF SECURITY TRUST

         The Security Trustee declares that it holds the Security Trust Fund on trust for those persons who are Secured Creditors at the time of distribution of any money by the Security Trustee pursuant to clause
         13.1.

2.3      DURATION OF SECURITY TRUST

         The Security Trust commences on the date of this Deed and terminates on the first to occur of

         (a)      (CHARGE RELEASE DATE): the Charge Release Date; and

         (b)      (80TH ANNIVERSARY): the 80th anniversary of the date of this
                  Deed.

2.4      BENEFIT OF SECURITY TRUST

         Each Secured Creditor is entitled to the benefit of the Security Trust on the terms and conditions contained in this Deed.

                                                                              10

2.5      INTERESTED PERSONS BOUND

         The provisions of this Deed, the Master Trust Deed and the Series
         Supplement are binding upon every Interested Person and the Security
         Trustee.

2.6      NATURE OF RIGHTS OF SECURED CREDITORS

         Prior to any distribution to the Secured Creditors pursuant to clause
         13.1, no Secured Creditor is entitled to any equitable or proprietary interest in the Charged Property or the Charge, or any rights held by the Security Trustee under clause 1.8, and only has a mere right of action against the Security Trustee to properly perform its covenants under this Deed and to account to the Secured Creditors in accordance with this Deed.

2.7      SHARED SECURITIES

         The Security Trustee is bound by clause 7.3 of the Series Supplement in respect of each Shared Security notified by the Servicer to the
         Security Trustee in writing to be partly held by the Trustee as trustee of the CBA Trust as if a reference therein to the Trustee was a reference to both the Security Trustee and the Receiver.

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3.       PAYMENT OF SECURED MONEYS

3.1      COVENANT IN FAVOUR OF SECURITY TRUSTEE

         The Trustee covenants in favour of the Security Trustee that it will duly and punctually pay the Secured Moneys to, or to the order of, the
         Security Trustee as and when the same fall due for payment.

3.2      PAYMENTS TO SECURED CREDITORS

         Notwithstanding clause 3.1, every payment by the Trustee, or the
         Security Trustee in accordance with this Deed, to the Secured Creditors on account of the Secured Moneys will operate as payment by the Trustee to the Security Trustee in satisfaction of the Trustee's obligations in respect of the Secured Moneys.

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4.       CHARGE

4.1      THE CHARGE

         The Trustee charges all its present and future, right, title and interest in the Charged Property, subject only to the Prior Interest, to the Security Trustee for the payment in full of all the Secured
         Moneys.

4.2      FLOATING CHARGE

         The Charge is a floating charge over the Charged Property.

4.3      RANKING OF CHARGE

         Subject only to the Prior Interest, the Charge is a first ranking charge having priority over all other Security Interests of the Trustee over the Charged Property.

                                                                              11

4.4      CRYSTALLISATION OF FLOATING CHARGE

         If the Charge has not otherwise taken effect as a fixed charge, it takes effect as a fixed charge automatically and immediately over all the Charged Property if an Event of Default occurs, other than if an
         Event of Default described in clauses 7(c) or (e) occurs, in which event it takes effect as a fixed charge automatically and immediately over the affected Charged Property. Upon the Charge becoming a fixed charge pursuant to the foregoing provisions of this clause, the
         Security Trustee is deemed to have intervened at that point in time and to have exercised all its rights of intervention in respect of the relevant Charged Property.

4.5      CONSENT TO DEALINGS

         The Trustee must not (and the Manager will not give any direction to the Trustee to) dispose of or deal with the Charged Property, whether the Charge is floating or fixed unless such disposition or such other dealing is permitted by or required by and will be effected in accordance with the terms of the Master Trust Deed, the Series
         Supplement or any other Transaction Document. Without limiting the generality of the foregoing, the Trustee or its delegates may
         (notwithstanding that the Charge has taken effect as a fixed charge)
         discharge in accordance with the terms of the Transaction Documents, any Mortgage Loan, Mortgage or Collateral Security. Any Mortgage Loan,
         Mortgage or Collateral Security which is discharged by the Trustee or its delegates pursuant to this clause will automatically, and without the need for any act on the part of the Security Trustee, be free from and released from this Charge.

4.6      RE-CONVERSION FROM FIXED INTO FLOATING CHARGE

         Subject to clause 4.7, at any time after the Charge has taken effect as a fixed charge over the Charged Property, the Security Trustee may (and will, if directed by an Extraordinary Resolution of the then Voting
         Secured Creditors) by notice in writing to the Trustee convert the
         Charge from a fixed charge into a floating charge as regards any asset or assets specified in such notice. Upon such notice being received by the Trustee, the Charge as regards such specified asset or assets will immediately become and operate as a floating charge subject to the provisions of this Deed and will cease to be a fixed charge over such specified asset or assets.

4.7      REPLACEMENT OF FIXED CHARGE OVER CHARGED PROPERTY

         If the Charge has taken effect as a fixed charge as a result of the occurrence of the Event of Default described in clause 7(a)(i) the
         Security Trustee must, upon notification from the Manager that another
         Authorised Trustee Corporation has been appointed as trustee of the
         Series Trust, by notice in writing to the Trustee convert the charge from a fixed charge into a floating charge as regards the Charged
         Property.

4.8      SUBSEQUENT DEALING

         From the effective date specified in a notice given under clause 4.6 or
         4.7:

         (a)      (TRUSTEE MAY DEAL AS IF FLOATING CHARGE): the Trustee may deal with the Charged Property the subject of the notice, if it was acquired by the Trustee before the effective date of the
                  notice, as if it had always been charged by way of floating charge under this Deed;

         (b)      (TREAT THE FIXING AS NOT HAVING OCCURRED): the floating charge given by this Deed in respect of Charged Property the subject of the notice acquired by the

                                                                              12

                  Trustee on or after the effective date of the notice continues to operate as a floating charge as if it had never been a
                  fixed charge; and

         (c)      (THIRD PERSON MAY RELY ON NOTICE THAT CHARGE IS FLOATING): a
                  person dealing with the Trustee in relation to the Charged
                  Property the subject of the notice may rely on a notice from the Security Trustee as conclusive evidence that, as at the time the notice is issued, such Charged Property is charged by way of floating charge.

4.9      LIMIT AND PROSPECTIVE LIABILITY AMOUNT

         (a)      (AMOUNT RECOVERABLE): The Charge is security for the whole of the Secured Moneys, but the aggregate amount recoverable under the Charge may not exceed A$30,000,000,000.

         (b)      (FIXED PRIORITIES): For the purposes of fixing priorities
                  between the Charge and any subsequent charge registered under the Corporations Act, the Charge secures a prospective
                  liability up to a maximum amount of A$30,000,000,000.

         (c)      (NO OBLIGATION): Nothing in this clause 4.9 creates any
                  obligation upon the Security Trustee to enter into any
                  arrangement or to advance any moneys or do any act or thing as a result whereof if so created, entered into, advanced or done there would be Secured Moneys, or limits or affects the
                  provisions of section 279(2) of the Corporations Act.

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5.       REPRESENTATIONS AND WARRANTIES

5.1      BY THE TRUSTEE

         The Trustee represents and warrants to the Security Trustee that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): the execution delivery and performance of each
                  Transaction Document to which it is expressed to be a party does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into each
                  Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each
                  Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction
                  Document to which it is expressed to be a party;

         (d)      (FILINGS): all corporate notices, filings and registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as
                  applicable, by it in connection with the execution, delivery and performance of each Transaction Document to which it is expressed to be a party, have been filed or effected, as
                  applicable, and all such filings and registrations are
                  current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under each
                  Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in
                  accordance with the terms of each Transaction

                                                                              13

                  Document to which it is expressed to be a party, subject to stamping and any necessary registration and except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or general principles of equity or other similar laws affecting
                  creditors' rights generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

         (g)      (AUTHORISATION): all consents, licences, approvals and
                  authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of each Transaction Document to which it is
                  expressed to be a party in its personal capacity have been obtained and are valid and subsisting;

         (h)      (GOOD TITLE): it is the lawful owner of, and has good right to charge in the manner provided in this Deed, the Charged
                  Property and, subject only to the Master Trust Deed, the
                  Series Supplement, this Deed and the Prior Interest, to the best of our knowledge without due enquiry, the Charged
                  Property is free of all other Security Interests;

         (i)      (SERIES TRUST VALIDLY CREATED): the Series Trust has been
                  validly created and is in existence at the date of this Deed;

         (j)      (SOLE TRUSTEE): it has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the
                  Series Trust;

         (k)      (MASTER TRUST DEED AND THE SERIES SUPPLEMENT): the Series
                  Trust is solely constituted by the Master Trust Deed and the
                  Series Supplement;

         (l)      (NO PROCEEDINGS TO REMOVE): it has received no notice and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Series
                  Trust;

         (m)      (TRUSTEE'S POWER): it has power under the Master Trust Deed and the Series Supplement to charge the Charged Property as provided in this Deed; and

         (n)      (NO BREACH): it is not in breach of any material provision of the Master Trust Deed or the Series Supplement.

5.2      BY THE MANAGER

         The Manager represents and warrants to the Security Trustee that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into each
                  Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each

                                                                              14

                  Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction
                  Document to which it is expressed to be a party;

         (d)      (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
                  Commission or similar office in its jurisdiction of
                  incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under each
                  Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in
                  accordance with the terms of each Transaction Document to
                  which it is expressed to be a party, except as such
                  enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or general principles of equity or other similar laws affecting
                  creditors' rights generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

         (g)      (AUTHORISATION): all consents, licences, approvals and
                  authorisations of every Governmental Agency required to be obtained by the Manager in connection with the execution,
                  delivery and performance of each Transaction Document to which it is expressed to be a party have been obtained and are valid and subsisting.

5.3      BY THE SECURITY TRUSTEE

         The Security Trustee represents and warrants to the Manager and the
         Trustee that:

         (a)      (DUE INCORPORATION): it is duly incorporated and has the
                  corporate power to own its property and to carry on its
                  business as is now being conducted;

         (b)      (CONSTITUTION): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate its constitution;

         (c)      (CORPORATE POWER): it has the power and has taken all
                  corporate and other action required to enter into each
                  Transaction Document to which it is expressed to be a party and to authorise the execution and delivery of each
                  Transaction Document to which it is expressed to be a party and the performance of its obligations under each Transaction
                  Document to which it is expressed to be a party;

         (d)      (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments
                  Commission or similar office in its jurisdiction of
                  incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

         (e)      (LEGALLY BINDING OBLIGATION): its obligations under each
                  Transaction Document to which it is expressed to be a party are valid, legally binding and enforceable obligations in
                  accordance with the terms of each Transaction Document to
                  which it is expressed to be a party, except as such
                  enforceability

                                                                              15

                  may be limited by any applicable bankruptcy, insolvency,
                  re-organisation, moratorium or trust or general principles of equity or other similar laws affecting creditors' rights
                  generally;

         (f)      (EXECUTION, DELIVERY AND PERFORMANCE): its execution, delivery and performance of each Transaction Document to which it is expressed to be a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets; and

         (g)      (AUTHORISATION): all consents, licences, approvals and
                  authorisations of every Governmental Agency required to be obtained by the Security Trustee in connection with the
                  execution, delivery and performance of each Transaction
                  Document to which it is expressed to be a party have been
                  obtained and are valid and subsisting.

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6.       TRUSTEE'S AND MANAGER'S COVENANTS

6.1      COVENANTS IN RESPECT OF CHARGED PROPERTY

         The Trustee undertakes that it will not without the prior written consent of the Security Trustee or as otherwise permitted by this Deed, the Master Trust Deed or the Series Supplement:

         (a)      (NO SECURITY INTERESTS): subject only to the Prior Interest, attempt to create or permit to exist any Security Interest howsoever ranking over any part of the Charged Property; and

         (b)      (NO SALE, LEASE ETC.): subject to clause 6.3, convey, assign, transfer, lease or otherwise dispose or part with possession of, make any bailment over, or create or permit to exist any other interest in any part of the Charged Property at any time such part of the Charged Property is subject to the Charge.

6.2      GENERAL COVENANTS

         The Trustee agrees to:

         (a)      (COMPLY WITH TRANSACTION DOCUMENTS): comply with its
                  obligations and duties under the Master Trust Deed (in so far as it applies to the Series Trust), the Series Supplement and the other Transaction Documents;

         (b)      (COPY OF SECURITYHOLDER DETAILS): at the same time or as soon as practical after a notice referred to in clause 6.2(e) is given to the Security Trustee by the Trustee or after the
                  Trustee receives a notice pursuant to clause 6.4(b), provide to the Security Trustee and the Offered Note Trustee a current copy of the Register relating to the Series Trust maintained by the Trustee under clause 9 of the Master Trust Deed and details (to the extent known by it) of the identity, and
                  notice details, of each Secured Creditor and the Secured
                  Moneys owing to each Secured Creditor;

         (c)      (ASSISTANCE TO SECURITY TRUSTEE): provide to the Security
                  Trustee, as the Security Trustee may reasonably require to enable the Security Trustee to perform its duties and
                  functions under this Deed (and which the Security Trustee has been unable to obtain from any other party to the Transaction
                  Documents), such information, copies of any accounting records and other documents, statements and reports required to be maintained by, or that are

                                                                              16

                  otherwise in the possession of, the Trustee, or which the
                  Trustee is entitled to obtain from any person;

         (d)      (DOCUMENTS OF TITLE): if the Charge has taken effect as a
                  fixed charge, deposit with the Security Trustee immediately or as soon as the Trustee receives them:

                  (i)      anything evidencing a Security Interest and any
                           document of title given to the Trustee to secure the
                           payment of a monetary obligation to the Trustee; and

                  (ii)     any documents of title relating to property over
                           which the Charge operates as a fixed charge,

                  where, in such case, such evidence or documents (as the case may be) are then in the Trustee's possession or control;

         (e)      (NOTIFY EVENTS OF DEFAULT ETC.): notify the Security Trustee if it becomes aware of the occurrence of an Event of Default, a Potential Event of Default, a Servicer Default, a Perfection
                  of Title Event, a Trustee Default, a Manager Default or a
                  Potential Termination Event and provide the Security Trustee with details of such occurrence;

         (f)      (NOT INCUR UNAUTHORISED INDEBTEDNESS): not give any guarantees or incur any Borrowings (which does not include debts incurred to trade creditors in the ordinary course of the Trustee's business as trustee of the Series Trust) other than as
                  permitted or contemplated by the Transaction Documents;

         (g)      (NOT RELEASE OBLIGATIONS): not discharge or release any person from any of their obligations under the Transaction Documents to which the Trustee is a party save where such discharge or release is in accordance with the Transaction Documents; and

         (h)      (NOT ENGAGE IN OTHER ACTIVITIES): not engage (in its capacity as trustee of the Series Trust) in any business or other
                  activities except as permitted or contemplated by the
                  Transaction Documents.

6.3      DEALING IN ACCORDANCE WITH MASTER TRUST DEED, THE SERIES SUPPLEMENT
         ETC.

         The Trustee may deal with and pay or apply the Charged Property in accordance with the provisions of the Master Trust Deed, the Series
         Supplement and any other Transaction Document at any time that the
         Charged Property is subject to the floating charge.

6.4      MANAGER'S UNDERTAKING

         The Manager undertakes to the Trustee and the Security Trustee that:

         (a)      (NO DIRECTION IN BREACH OF CLAUSE 6): it will not give any direction to the Trustee under the Master Trust Deed or the
                  Series Supplement which would, if complied with, result in the
                  Trustee breaching the terms of this clause 6; and

         (b)      (NOTIFICATION OF EVENTS OF DEFAULT ETC.): it will promptly notify the Trustee and the Security Trustee if it becomes
                  aware of the occurrence of an Event of Default, a Potential
                  Event of Default, a Servicer Default, a Perfection of Title
                  Event, a Trustee Default, a Manager Default or a Potential
                  Termination Event

                                                                              17

                  and provide the Trustee and the Security Trustee with details of such occurrence.

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7.       EVENTS OF DEFAULT

         Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of any Interested
         Person or any other person:

         (a)      (i)      (TRUSTEE RETIRES AND REPLACEMENT NOT FOUND): the
                           Trustee retires or is removed, or is required to
                           retire or be removed, as trustee of the Series Trust
                           in accordance with clause 19 of the Master Trust
                           Deed, another Authorised Trustee Corporation is not
                           appointed as trustee of the Series Trust within 30
                           days of the occurrence of that event and the Manager
                           fails within a further 20 days to convene a meeting
                           of Investors in accordance with clauses 19.3 and 19.4
                           of the Master Trust Deed;

                  (ii)     (LOSS OF INDEMNITY): the Security Trustee becomes
                           aware or is notified by the Manager or the Trustee
                           that the Trustee is (for any reason) not entitled
                           fully to exercise its right of indemnity against the
                           Assets of the Series Trust to satisfy any liability
                           to a Secured Creditor and the circumstances are not
                           rectified to the reasonable satisfaction of the
                           Security Trustee within 14 days of the Security
                           Trustee requiring the Trustee in writing to rectify
                           them; or

                  (iii)    (SERIES TRUST IMPERFECTLY CONSTITUTED): the Series
                           Trust is not properly constituted or is imperfectly
                           constituted in a manner or to an extent that is
                           regarded by the Security Trustee (acting reasonably)
                           to be materially prejudicial to the interests of any
                           class of Secured Creditor and is incapable of being
                           remedied or if it is capable of being remedied this
                           has not occurred to the reasonable satisfaction of
                           the Security Trustee within 30 days of the discovery
                           thereof;

         (b)      (INSOLVENCY EVENT): an Insolvency Event occurs in relation to the Trustee;

         (c)      (ENFORCEMENT OF SECURITY INTERESTS ETC.): distress or
                  execution is levied or a judgment, order or a Security
                  Interest is enforced, or becomes enforceable, over any of the
                  Charged Property or any Asset of the Series Trust for an
                  amount exceeding (either individually or in aggregate)
                  A$1,000,000, or can be rendered enforceable by the giving of notice, lapse of time or fulfilment of any condition;

         (d)      (VOID OR LOSS OF PRIORITY): the Charge:

                  (i)      is or becomes wholly or partly void, voidable or
                           unenforceable; or

                  (ii)     at or after the date of this Deed, loses the priority
                           which it is expressed to have in clause 4.3 (other
                           than as mandatorily preferred by law or by an act or
                           omission of the Security Trustee);

         (e)      (CREATES SECURITY INTEREST): the Trustee breaches the
                  undertaking in clause 6.1 or attempts to create or allows to exist a Security Interest over the Charged Property otherwise than in accordance with the Master Trust Deed, the Series
                  Supplement or this Deed;

                                                                              18

         (f)      (TAX COMMISSIONER'S DETERMINATION): the Commissioner of
                  Taxation, or its delegate, determines to issue a notice (under any legislation that imposes a Tax) requiring any person
                  obliged or authorised to pay money to the Trustee to instead pay such money to the Commissioner in respect of any Tax or any fines and costs imposed on the Trustee;

         (g)      (FAILURE TO PAY SECURED MONEYS): any Secured Moneys are not
                  paid within 10 days of when due (other than any Secured Moneys relating to the Class B Notes, while there are any Class A
                  Notes outstanding); and

         (h)      (OTHER EVENT OF DEFAULT): any other event occurs which is
                  described in a Transaction Document as an Event of Default for
                  the purposes of this Deed.

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8.       RIGHTS AND OBLIGATIONS OF THE SECURITY TRUSTEE FOLLOWING EVENT OF
         DEFAULT

8.1      NOTIFY VOTING SECURED CREDITORS AND CONVENE MEETING OF VOTING SECURED
         CREDITORS

         Without prejudice to the operation of clause 9.2(b), upon becoming aware of the occurrence of an Event of Default, the Security Trustee must promptly (and, in any event, within 2 Business Days):

         (a)      (NOTIFY SECURED CREDITORS AND THE RATING AGENCIES): notify all then Secured Creditors and the Rating Agencies of the Event of
                  Default and provide to such Secured Creditors and the Rating
                  Agencies full details of the Event of Default known to the
                  Security Trustee and the actions and procedures, of which the
                  Security Trustee is aware, which are being taken or will be taken by the Trustee and the Manager to remedy the relevant
                  Event of Default; and

         (b)      (CONVENE MEETING OF VOTING SECURED CREDITORS): convene a
                  meeting of the then Voting Secured Creditors and propose the necessary Extraordinary Resolutions (in both cases in
                  accordance with the provisions of the Annexure) to seek
                  directions by way of an Extraordinary Resolution of the then
                  Voting Secured Creditors regarding the action the Security
                  Trustee should take as a result of such Event of Default
                  pursuant to clause 8.2.

8.2      EXTRAORDINARY RESOLUTIONS

         At a meeting of the then Voting Secured Creditors referred to in clause
         8.1(b) or by a resolution in writing signed by all Voting Secured
         Creditors, the Voting Secured Creditors may direct the Security Trustee by Extraordinary Resolution to:

         (a)      (ACCELERATE SECURED MONEYS): declare the Secured Moneys
                  immediately due and payable under clause 9.6;

         (b)      (APPOINT RECEIVER): appoint a Receiver in accordance with
                  clause 10 and, if a Receiver is to be appointed, the Voting
                  Secured Creditors must by a further Extraordinary Resolution determine the amount of the Receiver's remuneration;

         (c)      (EXERCISE POWER OF SALE): instruct the Security Trustee by notice in writing to sell and realise the Charged Property and otherwise enforce the Charge; and/or

                                                                              19

         (d)      (OTHER ACTION): take such other action that the Security
                  Trustee is permitted to take under this Deed as the Voting
                  Secured Creditors may specify in the terms of such
                  Extraordinary Resolution.

8.3      SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

         (a)      (MUST IMPLEMENT EXTRAORDINARY RESOLUTION): Subject to clause
                  8.3(b), the Security Trustee must take all action necessary to give effect to any Extraordinary Resolution of the Voting
                  Secured Creditors and must comply with all directions
                  contained in or given pursuant to any Extraordinary Resolution of the Voting Secured Creditors.

         (b)      (EXCEPTIONS): The obligation of the Security Trustee pursuant to clause 8.3(a) is subject to:

                  (i)      this Deed; and

                  (ii)     if required by the Security Trustee (in its absolute
                           discretion), the Security Trustee being adequately
                           indemnified to its reasonable satisfaction from the
                           Charged Property or, if requested at any time before
                           or during the relevant meeting, the Security Trustee
                           receiving from the Voting Secured Creditors an
                           indemnity in a form reasonably satisfactory to the
                           Security Trustee (which may be by way of an
                           Extraordinary Resolution of the Voting Secured
                           Creditors) against all actions, proceedings, claims
                           and demands to which it may render itself liable, and
                           all costs, charges, damages and expenses which it may
                           incur, in giving effect to an Extraordinary
                           Resolution of the Voting Secured Creditors.

         (c)      (RANKING OF INDEMNITIES): The Security Trustee must first
                  claim on its indemnity from the Charged Property and if it does not receive such indemnity from the Charged Property
                  within 2 Business Days of the first claim then it may claim on any indemnity from the Voting Secured Creditors, including any indemnity provided under clause 8.4.

8.4      SECURITY TRUSTEE MUST RECEIVE INDEMNITY

         If:

         (a)      (SECURITY TRUSTEE REQUIRES INDEMNITY): the Security Trustee
                  convenes a meeting of the Voting Secured Creditors, or is
                  required by an Extraordinary Resolution of the Voting Secured
                  Creditors to take any action to enforce this Deed, and advises the Voting Secured Creditors at any time before or during the meeting that the Security Trustee will not take that action in relation to the enforcement of this Deed unless it is
                  personally indemnified by the Voting Secured Creditors to its reasonable satisfaction against all actions, proceedings,
                  claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this Deed and put in funds to the extent to which it may become liable (including costs and expenses); and

         (b)      (VOTING SECURED CREDITORS REFUSE TO GRANT INDEMNITY): the
                  Voting Secured Creditors refuse to grant the requested
                  indemnity and put it in funds,

         the Security Trustee will not be obliged to act in relation to the enforcement of this Deed. In these circumstances, the Voting Secured
         Creditors may then exercise such powers, and

                                                                              20

         enjoy such protections and indemnities, of the Security Trustee under this Deed, any Security Interest or any other document or agreement at any time created or entered into in favour of the Security Trustee as security for the Secured Moneys or by law as they determine by
         Extraordinary Resolution. The Security Trustee will not be liable in any manner whatsoever if the Voting Secured Creditors exercise, or do not exercise, the rights given to them in the preceding sentence.

8.5      NOTICE TO TRUSTEE

         If the Voting Secured Creditors pass an Extraordinary Resolution referred to in clause 8.2 at a meeting convened following an Event of
         Default, the Security Trustee must notify the Trustee in writing within
         1 Business Day after such Extraordinary Resolution is so passed.

8.6      MANAGER CONVENES MEETING

         If the Security Trustee fails to convene a meeting, or to propose the necessary Extraordinary Resolutions, in accordance with clause 8.1(b), the Manager must convene a meeting of Voting Secured Creditors, or propose the necessary Extraordinary Resolutions (as the case may be), in accordance with this clause 8, which meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of the Annexure, in which event all references in this Deed and the Annexure to the Security
         Trustee in relation to the requirements of meetings of Voting Secured
         Creditors will be read and construed, mutatis mutandis, as references to the Manager.

8.7      NOTICE OF EVENT OF DEFAULT

         If the Security Trustee becomes aware of the occurrence of an Event of
         Default, and the Trustee has not given the Security Trustee notice in accordance with clause 6.2(e) the Security Trustee must promptly give the Trustee notice of the occurrence of the Event of Default.

8.8      NOTICE OF ACTION TO REMEDY EVENT OF DEFAULT

         If the Trustee and the Manager take any action or procedures to remedy an Event of Default, both the Trustee and the Manager must keep the
         Security Trustee informed of those actions and procedures.

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9.       ENFORCEMENT

9.1      POWER TO DEAL WITH AND PROTECTION OF THE CHARGED PROPERTY

         If the Charge crystallises and becomes fixed pursuant to the provisions of this Deed:

         (a)      (POWER TO DEAL WITH THE CHARGED PROPERTY CEASES): the
                  Trustee's power to deal with the Charged Property will,
                  subject to clauses 4.5 and 4.6, immediately cease; and

         (b)      (PROTECTION OF CHARGED PROPERTY): the Security Trustee will have the right either in its own name or in the name of the
                  Trustee to immediately seek and obtain appropriate relief in relation to that part of the Charged Property affected or
                  threatened by the relevant Event of Default.

                                                                              21

9.2      RESTRICTIONS ON POWER TO ENFORCE

         If an Event of Default occurs, the Security Trustee must not declare the Secured Moneys immediately due and payable under clause 9.6, appoint a Receiver under clause 10 or, subject to the operation of clauses 4.4 to 4.7 (inclusive), otherwise enforce the Charge unless:

         (a)      (VOTING SECURED CREDITORS AUTHORISE ACTION): the Voting
                  Secured Creditors have passed an Extraordinary Resolution
                  under or referred to in clause 8.2 or at a meeting convened pursuant to clause 8.6 or pursuant to clause 2 of the
                  Annexure; or

         (b)      (DELAY WOULD BE PREJUDICIAL): in the opinion of the Security
                  Trustee, the delay required to obtain the directions of the
                  Voting Secured Creditors in accordance with clause 8.2 would be prejudicial to the interests of the Secured Creditors as a class (in which case the Security Trustee must take those
                  actions).

9.3      NO OBLIGATION TO ENFORCE

         Upon the occurrence of an Event of Default, subject to clauses 8.1, 9.2 and 15.3, pending the receipt of directions from the Voting Secured
         Creditors as contemplated by clauses 8.2, 8.3 and 8.4, the Security
         Trustee is not bound to take any action under this Deed or give any consent or waiver or make any determination under this Deed (including, without limiting the generality of the foregoing, to appoint any
         Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable or to take any other proceedings). Nothing in this clause affects the operation of clause 4.4 upon the occurrence of an Event of Default or the Charge becoming enforceable prior to the
         Security Trustee receiving directions from the Voting Secured
         Creditors.

9.4      LIMITATION ON RIGHTS OF SECURED CREDITORS

         Subject to clause 8.4:

         (a)      (POWERS EXERCISABLE BY SECURITY TRUSTEE ONLY): the powers, rights and remedies conferred on the Security Trustee by this
                  Deed are exercisable by the Security Trustee only, and no
                  Secured Creditor is entitled to exercise the same or any of them; and

         (b)      (SECURED CREDITORS CANNOT ENFORCE): without limiting the
                  generality of the foregoing, no Secured Creditor is entitled to enforce the Charge or the provisions of this Deed
                  exercisable by the Security Trustee or to appoint a Receiver to any of the Charged Property or otherwise to exercise any power conferred by the terms of any applicable law on
                  chargees.

9.5      IMMATERIAL WAIVERS

         The Security Trustee may, on such terms and conditions as it may deem expedient, without the consent of the Secured Creditors, and without prejudice to its rights in respect of any subsequent breach:

         (a)      (WAIVER OF BREACHES): agree to any waiver or authorisation of any breach or proposed breach of any of the terms and
                  conditions of the Transaction Documents; and

                                                                              22

         (b)      (WAIVER OF EVENTS OF DEFAULT): determine that any event that would otherwise be an Event of Default will not be treated as an Event of Default for the purpose of this Deed,

         which is not, in the opinion of the Security Trustee, materially prejudicial to the interests of the Secured Creditors as a class. No such waiver, authorisation or determination may be made in contravention of any prior directions contained in an Extraordinary
         Resolution of the Voting Secured Creditors. Any such waiver, authorisation or determination will, if the Security Trustee so requires, be notified to the Secured Creditors by the Manager as soon as practicable after it is made in accordance with this Deed.

9.6      ACCELERATION OF SECURED MONEYS FOLLOWING EVENT OF DEFAULT

         If any Event of Default occurs, at any time thereafter if the Event of
         Default is continuing, the Security Trustee may by written notice to the Trustee and the Manager, declare in accordance with this Deed the
         Secured Moneys to be immediately due and payable, whereupon the Secured
         Moneys will immediately become due and payable (subject to the limitation contained in clause 29 of the Series Supplement or any equivalent limitation in relation to the relevant Secured Moneys).

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10.      RECEIVERS - APPOINTMENT AND POWERS

10.1     APPOINTMENT OF RECEIVER

         (a)      (CONDITIONS OF APPOINTMENT): Following the occurrence of an
                  Event of Default, if the Voting Secured Creditors pass the
                  Extraordinary Resolutions under or referred to in clause
                  8.2(b), the Security Trustee must appoint in writing a person or persons to be a receiver or receiver and manager of the
                  Charged Property to deal with the Charged Property in
                  accordance with any instructions given by the Voting Secured
                  Creditors by Extraordinary Resolution and may withdraw the appointment of any such Receiver as to the Charged Property and in case of the removal, retirement or death of any such
                  Receiver may appoint another person or persons in its place on substantially the same terms as the previous Receiver.

         (b)      (NO LIABILITY FOR RECEIVER): Neither the Trustee nor the
                  Security Trustee will be responsible for anything done or not done by a Receiver. However, the Security Trustee must to the extent of a prudent security trustee monitor the performance by any person or persons appointed by it under clause 10.1(a)
                  of that person's or those persons' duties as Receiver of the
                  Charged Property.

10.2     JOINT RECEIVERS

         If more than one person is appointed as a Receiver of the Charged
         Property, the Security Trustee may specify whether such appointment and the powers of each such person will at its option be joint or joint and several and, failing such specification, such appointment and the powers of each such person will be deemed to be joint and several.

10.3     REMUNERATION OF RECEIVER

         The Security Trustee must fix the remuneration of a Receiver in accordance with the terms of the Extraordinary Resolution passed under clause 8.2(b).

                                                                              23

10.4     INDEMNIFICATION OF RECEIVER

         Without limiting the generality of clause 10.7, each Receiver must be granted an indemnity for its remuneration, costs, liabilities and expenses by the Security Trustee. However, the Security Trustee will not be required to grant such indemnity to a Receiver unless it is reasonably satisfied that its liability under that indemnity is limited so as not to exceed the Security Trustee's right of indemnity out of the Security Trust Fund. Any moneys payable by the Security Trustee under such an indemnity must be paid out of the Charged Property in accordance with this Deed and will form part of the Secured Moneys.

10.5     APPOINTMENT OVER PART

         The power to appoint a Receiver over all of the Charged Property may be exercised whether or not a Receiver has already been appointed over part of it.

10.6     POWERS OF RECEIVER

         A Receiver, without the need for any consent from the Trustee, has all of the following powers in addition to any of the other powers conferred by this Deed:

         (a)      (TO TAKE POSSESSION): to enter, take possession of, have
                  access to, make use of and collect and manage the Charged
                  Property;

         (b)      (TO COLLECT MONEYS): to convert, liquidate and reduce the
                  Charged Property into money and, except as provided in clause
                  13.7, to convert any of the Charged Property denominated in a
                  Foreign Currency into Australian dollars;

         (c)      (TO CARRY ON BUSINESS): to carry on or concur in carrying on any business then conducted by the Trustee and to effect all insurances and do all acts which the Trustee might do in the ordinary course of such business for the protection or
                  improvement of the Charged Property;

         (d)      (TO BORROW OR RAISE MONEY): to borrow or raise in any way from the Security Trustee or any other person any moneys which may be required for the purposes referred to in this Deed and in the name of the Trustee or otherwise to secure any moneys so borrowed or raised by the grant of any Security Interest over the Charged Property or any part thereof so that such Security
                  Interest ranks in priority to, equally with or after the
                  Charge, provided that the Security Trustee will not be bound to enquire as to the necessity or propriety of any such
                  borrowing or raising nor be responsible for the misapplication or non-application of any moneys so borrowed or raised;

         (e)      (TO EMPLOY): to employ managers, solicitors, auctioneers,
                  brokers, consultants, professional advisers, workmen,
                  officers, agents, employees and servants, including any person associated with a firm or company in which the Receiver is a member or in which he is interested and such person may charge for his services as if he had been independently retained for all or any of the purposes in this Deed referred to at such salaries or remuneration as the Receiver thinks fit and
                  without the need for further enquiry and, without thereby
                  incurring any liability to the Trustee, may act upon such
                  person's advice as to the timing of or any incident or term of any sale including whether or not the Charged Property should be offered for sale by auction and as to the need for and
                  amount of any reserve price and as to the adequacy of any rent or of any price obtainable on sale by private treaty;

                                                                              24

         (f)      (TO SELL PROPERTY): to sell or concur in selling whether or not the Receiver has taken possession of the Charged Property, by public auction, private treaty or tender, for cash or on credit, in one lot or in parcels with or without special
                  conditions or stipulations as to title, the time and the mode of payment of purchase moneys and otherwise, as the Receiver thinks fit with power to allow the purchase moneys to remain on mortgage over the property sold or on any other security or without any security and upon such other terms and conditions as the Receiver considers expedient with full power to buy in and to rescind or vary any contract for sale and to resell without being responsible for loss and to exercise all or any rights powers and remedies of the Trustee thereunder and to execute such contracts, deeds, agreements, transfers,
                  assignments and assurances of all or any part of the Charged
                  Property in the name and on behalf of the Trustee or otherwise and to do all other acts and things for implementing and
                  completing any such sale that the Receiver deems necessary;

         (g)      (TO GIVE UP POSSESSION): to give up possession of the Charged
                  Property at any time;

         (h)      (TO INVEST PROCEEDS AGAINST CONTINGENCIES): if any of the
                  Secured Moneys are contingent, to invest deposit or hold any part of the Charged Property in such form or in such mode of investment for the time being as the Receiver in its absolute discretion thinks fit, with like power to vary, transpose or re-invest such investments or deposits from time to time until such part of the Secured Moneys cease to be contingent;

         (i)      (TO ENTER INTO CONTRACTS): to enter into, vary or terminate any contract, undertaking, covenant, instrument, obligation or arrangement with any person for any purpose connected with this Deed or the Charged Property or in furtherance of any power in this Deed upon such terms and conditions as the
                  Receiver in its absolute discretion thinks fit including,
                  without limitation, granting or conferring options to in
                  favour of or exercisable by any person for the purpose of or in connection with the sale, purchase, leasing or hiring of the Charged Property;

         (j)      (TO PERFORM CONTRACTS): to perform, observe and carry out and enforce specific performance of, to exercise or refrain from exercising, the Trustee's rights and powers under, to obtain the benefit of and to vary or rescind, all contracts and
                  rights forming part of the Charged Property and all
                  instruments and arrangements entered into or held by the
                  Trustee;

         (k)      (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy and to submit to
                  arbitration in the name of the Trustee or otherwise and on any terms any proceeding, claim, question or dispute in connection with the Charged Property or otherwise;

         (l)      (TO COMPROMISE): to make any settlement, arrangement or
                  compromise regarding any action or dispute arising in
                  connection with the Charged Property, to grant to any person involved therein time or other indulgence and to execute such releases or discharges in connection therewith as the Receiver thinks expedient in the interests of the Security Trustee;

         (m)      (TO APPEAL): to appeal against or to enforce any judgment or order;

         (n)      (TO BANKRUPT DEBTORS AND WIND-UP COMPANIES): to make debtors bankrupt and to wind-up companies and to do all things in
                  connection with any

                                                                              25

                  bankruptcy or winding up which the Receiver thinks necessary for the recovery or protection of the Charged Property or any part thereof or for the security or other benefit of the
                  Security Trustee or the Secured Creditors;

         (o)      (TO DELEGATE): with the consent in writing of the Security
                  Trustee, to delegate to any person for such time or times as the Security Trustee approves, any of the powers in this Deed conferred upon the Receiver including this power of
                  delegation;

         (p)      (TO FILE): to file all certificates, registrations and other documents and to take any and all action on behalf of the
                  Trustee which the Security Trustee or Receiver believes
                  necessary to protect, preserve or improve any or all of the
                  Charged Property and the rights of the Trustee and the
                  Security Trustee in respect of any agreement for sale and to obtain for the Security Trustee all of the benefits of this
                  Deed and in particular the placing of the Trustee into
                  liquidation or the appointment of a Receiver is deemed to be an event against which the Security Trustee may protect its rights;

         (q)      (TO OPERATE ACCOUNTS): to operate to the exclusion of the
                  Trustee any account in the name of the Trustee whether alone or jointly and to withdraw any moneys to the credit of such account and to sign and endorse or to authorise others to sign and endorse in the name of the Trustee cheques, promissory notes, bills of exchange and other negotiable instruments;

         (r)      (TO EXERCISE TRUSTEE'S POWERS): to exercise all the powers, rights and entitlements conferred upon the Trustee under the terms of, or pursuant to the general law or Statute in respect of, any Charged Property;

         (s)      (TO DO ALL OTHER THINGS NECESSARY): to do all things necessary to perform observe and fulfil any of the covenants on the part of the Trustee under this Deed; and

         (t)      (TO DO SUCH THINGS AS ARE EXPEDIENT): to do all such other acts and things without limitation as it thinks expedient for the interests of the Security Trustee or the Secured
                  Creditors,

         and will have such further powers and discretions as the Security
         Trustee by notice in writing to the Receiver confers upon the Receiver for the purposes referred to in this clause 10.6.

10.7     INDEMNITY

         The Security Trustee may give such indemnities to the Receiver in respect of the performance by the Receiver of his duties as are permitted by law and if the Security Trustee is obliged to pay any moneys pursuant to any such indemnity the same will become part of the
         Secured Moneys.

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11.      POWERS AND PROTECTIONS FOR SECURITY TRUSTEE AND RECEIVER AND POWER OF
         ATTORNEY

11.1     SECURITY TRUSTEE HAS POWERS OF RECEIVER

         At any time after an Event of Default occurs, the Security Trustee, in addition to the powers conferred on it by any other provision of this
         Deed or by law, may, without giving any notice, exercise all or any of the powers conferred on a Receiver, or which would be

                                                                              26

         conferred on a Receiver if appointed by this Deed, as if the same had been expressly conferred on the Security Trustee and the Security
         Trustee may itself exercise such powers, authorities and discretions and/or may appoint an agent or joint and/or several agents for that purpose. When any such agent(s) are appointed the Security Trustee may:

         (a)      (REMUNERATION OF AGENT): fix the remuneration of such agent(s)
                  upon the same basis that such agent(s) would have been
                  entitled to remuneration if appointed as Receiver(s) pursuant to the provisions of clause 10.3 or otherwise pay the
                  reasonable charges of such agent(s);

         (b)      (WITHDRAW APPOINTMENT OF AGENT): withdraw the appointments of any such agent(s); and

         (c)      (APPOINT ANOTHER AGENT): in the case of the removal,
                  retirement or death of any such agent(s) may appoint another person or persons in its place.

11.2     ACT JOINTLY

         The Security Trustee or Receiver may exercise any of the powers conferred upon the Security Trustee or the Receiver in conjunction with the exercise of similar powers by the holder of any other Security
         Interests over the Charged Property or part thereof or by any receiver appointed by such holder and may enter into and give effect to such agreements and arrangements with such other holder or receiver as the
         Security Trustee or Receiver thinks fit.

11.3     NO LIABILITY FOR LOSS

         The Security Trustee is not nor is any Receiver liable or otherwise accountable for any omission, delay or mistake or any loss or irregularity in or about the exercise, attempted exercise, non-exercise or purported exercise of any of the powers of the Security Trustee or of the Receiver except for fraud, negligence or wilful default.

11.4     NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

         Neither the Security Trustee nor any Receiver will by reason of the
         Security Trustee or the Receiver entering into possession of the
         Charged Property or any part thereof be liable to account as mortgagee or chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

11.5     NO CONFLICT

         The Security Trustee and any Receiver may exercise any power under this
         Deed notwithstanding that the exercise of that power involves a conflict between any duty owed to the Trustee by the Security Trustee or such Receiver and:

         (a)      (DUTY OWED TO OTHERS): any duty owed by the Security Trustee or Receiver to any other person; or

         (b)      (INTEREST OF OTHERS): the interests of the Security Trustee or
                  Receiver.

11.6     CONTRACT INVOLVING CONFLICT OF DUTY

         Any contract which involves any such conflict of duty or interest will not be void or voidable by virtue of any such conflict of duty or interest nor will the Security Trustee or

                                                                              27

         Receiver be liable to account to the Trustee or any other person for any moneys because of any such conflict of interest or duty.

11.7     POWER OF ATTORNEY

         The Trustee irrevocably appoints the Security Trustee, each Authorised
         Officer of the Security Trustee, any Receiver and such other person or persons as any of such Authorised Officers or Receiver (with, in the case of the Receiver, the prior consent of the Security Trustee) may for that purpose from time to time appoint, severally, the attorney and attorneys of the Trustee to, upon the occurrence of an Event of
         Default:

         (a)      (ACTS): do all acts and things that under this Deed or implied in this Deed ought to be done by the Trustee;

         (b)      (REGISTRATION): take all such steps and proceedings and to do and execute all such acts, deeds and things for securing,
                  perfecting and registering this Deed;

         (c)      (FURTHER ASSURANCE): execute in favour of the Trustee all such legal mortgages, fixed charges, transfers, assignments and other assurances of all or any part of the Charged Property and to do at any time all things necessary to ensure the
                  expeditious stamping and registration of such mortgages,
                  charges, transfers, assignments and other assurances;

         (d)      (COMMENCE PROCEEDINGS): in the name and on behalf of the
                  Trustee or in the name of the Security Trustee or the said attorney to ask demand sue for recover and receive of and from all and every person whomsoever and to give effectual receipts for all or any part of the Charged Property;

         (e)      (DELEGATE): delegate such of its powers (including, and where applicable, this power of delegation) as the Security Trustee would be entitled to delegate under clause 14.3(k) if it held those powers in its own right rather than as attorney of the
                  Trustee to any person for any period and may revoke a
                  delegation;

         (f)      (CONFLICTS): exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its
                  powers or has a direct or personal interest in the means or result of that exercise of powers; and

         (g)      (FURTHER ACTS): perform and execute all such further and other acts deeds matters and things which will become necessary or be regarded by the Security Trustee or the said attorney as necessary for more satisfactorily securing the payment of the
                  Secured Moneys or as expedient in relation to the Charged
                  Property,

         as effectually as the Trustee could or might do and for all or any of the purposes described in paragraphs (a) to (g) above appoint any substitute or substitutes for any such attorney and to remove at pleasure any attorney or substitute. The Trustee ratifies and confirms and agrees to allow, ratify and confirm all and whatsoever its attorney lawfully does or causes to be done under and by virtue of this power of attorney and declares that this power of attorney is to continue to be of full force and effect until all such acts, deeds, payments, matters and things as the Security Trustee thinks proper to execute, perform, make, institute or carry through have been done, made and completed notwithstanding the determination of this Deed or of the agreements and arrangements referred to in this Deed. The Trustee declares that this power of attorney is irrevocable and is given as security.

                                                                              28

11.8     SECURITY TRUSTEE MAY MAKE GOOD DEFAULT

         If the Trustee defaults in duly performing, observing and fulfilling any covenant on the part of the Trustee in this Deed contained or implied it will be lawful for, but not obligatory upon the Security
         Trustee, without prejudice to any other power of the Security Trustee, to do all things and pay all moneys necessary or expedient in the opinion of the Security Trustee to make good or to attempt to make good such default to the satisfaction of the Security Trustee and all such moneys will form part of the Secured Moneys.

11.9     NOTICE FOR EXERCISE OF POWERS

         (a)      (NO NOTICE REQUIRED): The powers conferred on the Security
                  Trustee or the Receiver by this Deed, by any Statute or by the general law may be exercised by the Security Trustee, the
                  Receiver or any attorney of the Trustee under this Deed,
                  immediately upon or at any time after the Charge becomes
                  enforceable without any notice or expiration of time being necessary.

         (b)      (WHERE NOTICE IS MANDATORY): 1 day is fixed as the period:

                  (i)      for which an Event of Default must continue before
                           the Security Trustee may serve any notice in writing
                           as may be specified in any Statute affecting the
                           Security Trustee's powers; and

                  (ii)     for which an Event of Default must continue after the
                           service of notice before any power of sale given by
                           any such Statute may be exercised.

11.10    BENEFIT FOR RECEIVER ETC.

         The Security Trustee will be deemed to have accepted the benefit of this clause 11 as agent for the Receiver and any attorney, agent or other person appointed under this Deed or by the Security Trustee who are not parties to this Deed and the Security Trustee will hold the benefit of such provisions on trust for the benefit of those grantees.

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12.      PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER

12.1     NO ENQUIRY

         No purchaser or other person dealing with the Security Trustee, the
         Receiver or any attorney appointed under this Deed or to whom is tendered for registration an instrument executed by the Security
         Trustee, the Receiver or any attorney appointed under this Deed, will be bound to inquire as to whether any Event of Default has occurred or whether the Charge has become enforceable or whether any Secured Moneys are owing or payable or whether the Receiver or attorney has been properly appointed or the propriety or regularity of the exercise or purported exercise of any power by the Security Trustee, the Receiver or such attorney or any other matter or thing or be affected by actual or constructive notice that any lease, sale, dealing or instrument is unnecessary or improper and notwithstanding any irregularity or impropriety in any lease, sale, dealing or instrument the same will as regards the protection and title of the lessee, purchaser or such other person be deemed to be authorised by the aforesaid powers and will be valid and effectual accordingly.

                                                                              29

12.2     RECEIPTS

         The receipt of the Security Trustee, the Receiver or any attorney appointed under this Deed of any moneys or assets which come into the hands of the Security Trustee, the Receiver or such attorney by virtue of the powers of the Security Trustee, the Receiver or the attorney will as to the moneys or assets paid or handed over effectually discharge the person, other than the Trustee, paying or handing over the money or assets from being concerned to see to the application or being answerable or accountable for any loss or misapplication thereof and from any liability to inquire whether the Charge has become enforceable or whether the Secured Moneys have become payable pursuant to the provisions of this Deed or otherwise as to the propriety or regularity of the appointment of such Receiver or attorney or the propriety or regularity of the exercise of such powers by the Security
         Trustee, the Receiver or the attorney (as the case may be).

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13.      APPLICATION OF MONEYS

13.1     PRIORITY OF PAYMENTS

         Subject to clause 13.7, all moneys received in connection with this
         Deed by the Security Trustee or by the Receiver in relation to the
         Charged Property pursuant to the provisions of this Deed are to be applied as follows:

         (a)      (SECURITY TRUSTEE'S INDEMNITY AND THE PRIOR INTEREST): first, rateably towards satisfaction of amounts which become owing or payable under clauses 16.1, 16.2 and 16.3 (except the
                  Receiver's remuneration) and in payment of the Prior Interest;

         (b)      (FEES): second, in payment rateably of any fees and any
                  liabilities, losses, costs, claims, actions, damages,
                  expenses, demands, charges, stamp duties and other Taxes due to the Security Trustee, the Offered Note Trustee or any Agent
                  and the Receiver's remuneration;

         (c)      (OUTGOINGS): third, in payment rateably of such other
                  outgoings and/or liabilities that the Receiver, the Security
                  Trustee or the Offered Note Trustee has incurred in performing their obligations, or exercising their powers, under this Deed and, in the case of the Offered Note Trustee, under the
                  Offered Note Trust Deed;

         (d)      (PAYMENT OF PRIOR SECURITY INTEREST): fourth, in payment of other Security Interests (if any) over the Charged Property of which the Security Trustee is aware having priority to the
                  Charge (other than the Prior Interest), in the order of their priority (and the Security Trustee and the Receiver are
                  entitled to rely upon a certificate from the holder of the prior Security Interest as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by such other prior Security Interest);

         (e)      (PAYMENT OF CURRENCY SWAP TERMINATION PROCEEDS TO OFFERED NOTE
                  HOLDERS): fifth, as follows:

                  (i)      in payment to the Class A-1 Noteholders of the Class
                           A-1 Currency Swap Termination Proceeds (if any)
                           toward satisfaction of any Secured Moneys owing in
                           relation to the Class A-1 Notes (such Secured Moneys
                           for this purpose will be denominated in US dollars);
                           and

                                                                              30

                  (ii)     in payment to the Class A-3 Noteholders of the Class
                           A-3 Currency Swap Termination Proceeds (if any)
                           toward satisfaction of any Secured Moneys owing in
                           relation to the Class A-3 Notes (such Secured Moneys
                           for this purpose will be denominated in Euro);

         (f)      (PRINCIPAL CARRYOVER AMOUNT): sixth, in payment rateably to:

                  (i)      subject to clause 13.5(b), the Class A-1 Noteholders
                           the balance, if any, of the Class A-1 Principal
                           Carryover Amount toward satisfaction of any Secured
                           Moneys owing in relation to the Class A-1 Notes (the
                           Secured Moneys owing in respect of the principal
                           component of the Class A-1 Notes for this purpose
                           will be calculated based on their Stated Amount and
                           such Secured Moneys will be converted from US dollars
                           to Australian dollars in accordance with clause
                           13.5(a)); and

                  (ii)     subject to clause 13.6(b), the Class A-3 Noteholders
                           the balance, if any, of the Class A-3 Principal
                           Carryover Amount toward satisfaction of any Secured
                           Moneys owing in relation to the Class A-3 Notes (the
                           Secured Moneys owing in respect of the principal
                           component of the Class A-3 Notes for this purpose
                           will be calculated based on their Stated Amount and
                           such Secured Moneys will be converted from Euro to
                           Australian dollars in accordance with clause
                           13.6(a));

         (g)      (INCOME CARRYOVER AMOUNT): seventh, in payment rateably to:

                  (i)      subject to clause 13.5(b), the Class A-1 Noteholders
                           the balance, if any, of the Income Carryover Amount
                           as at the Monthly Distribution Date immediately
                           preceding enforcement of the charge towards
                           satisfaction of any accrued but unpaid interest on
                           the Class A-1 Notes (the Secured Moneys owing in
                           respect of the accrued but unpaid interest component
                           of the Class A-1 Notes for this purpose will be
                           converted from US dollars to Australian dollars in
                           accordance with clause 13.5(a)); and

                  (ii)     subject to clause 13.6(b), the Class A-3 Noteholders
                           the balance, if any, of the Income Carryover Amount
                           as at the Monthly Distribution Date immediately
                           preceding enforcement of the charge towards
                           satisfaction of any accrued but unpaid interest on
                           the Class A-3 Notes (the Secured Moneys owing in
                           respect of the accrued but unpaid interest component
                           of the Class A-3 Notes for this purpose will be
                           converted from Euro to Australian dollars in
                           accordance with clause 13.6(a));

         (h)      (PAYMENT OF OUTSTANDING CASH ADVANCE DEPOSIT): eighth, in
                  payment to the Liquidity Facility Provider of the Outstanding
                  Cash Advance Deposit;

         (i)      (PAYMENT OF ACCRUED INTEREST ADJUSTMENT, COLLATERAL AND
                  PREPAYMENTS): ninth, in payment rateably to:

                  (i)      each Seller of so much of the Accrued Interest
                           Adjustment in respect of the Mortgage Loans forming
                           part of the Assets of the Series Trust that has not
                           then been paid to that Seller; and

                                                                              31

                  (ii)     each Interest Rate Swap Provider of the Outstanding
                           Interest Rate Swap Prepayment Amount;

         (j)      (PAYMENT OF SECURED MONEYS TO SENIOR SECURITYHOLDERS, THE
                  HEDGE PROVIDERS, THE LIQUIDITY FACILITY PROVIDER, THE STANDBY
                  REDRAW FACILITY PROVIDER AND THE SELLERS): tenth, in payment rateably:

                  (i)      subject to clause 13.5(b) in the case of the Class
                           A-1 Noteholders and to clause 13.6(b) in the case of
                           the Class A-3 Noteholders, to the Senior
                           Securityholders of all other Secured Moneys owing in
                           relation to the Senior Securities (the Secured Moneys
                           owing in respect of the principal component of the
                           Senior Securities for this purpose will be calculated
                           based on their Stated Amount and such Secured Moneys
                           in respect of the Class A-1 Notes will be converted
                           from US dollars to Australian dollars in accordance
                           with clause 13.5(a) and in respect of the Class A-3
                           Notes will be converted from Euro to Australian
                           dollars in accordance with clause 13.6(a)), to be
                           applied amongst them:

                           A.       first, towards all interest accrued but
                                    unpaid on the Senior Securities at that time
                                    (to be distributed rateably amongst the
                                    Senior Securities); and

                           B.       second, in reduction of the Stated Amount in
                                    respect of the Senior Securities at that
                                    time (to be distributed rateably amongst the
                                    Senior Securities);

                  (ii)     to the Liquidity Facility Provider of any other
                           Secured Moneys owing to the Liquidity Facility
                           Provider under the Liquidity Facility Agreement;

                  (iii)    to the Standby Redraw Facility Provider of any
                           Secured Moneys owing to the Standby Redraw Facility
                           Provider under the Standby Redraw Facility Agreement
                           (the Secured Moneys owing in respect of the principal
                           component of the Standby Redraw Facility Agreement
                           for this purpose will be calculated by reference to
                           the Standby Redraw Facility Principal);

                  (iv)     to each Hedge Provider rateably of any other Secured
                           Moneys owing to that Hedge Provider under the Hedge
                           Agreements; and

                  (v)      to each Seller of the amount of all then Seller
                           Advances which have not been repaid to the that
                           Seller in accordance with the Series Supplement;

         (k)      (PAYMENT OF OTHER SECURED MONEYS FOR SENIOR SECURITYHOLDERS):
                  eleventh, subject to clause 13.5(b) in the case of the Class
                  A-1 Noteholders and to clause 13.6(b) in the case of the Class
                  A-3 Noteholders, to the Senior Securityholders and the Standby
                  Redraw Facility Provider of all Unreimbursed Principal
                  Charge-Offs constituting remaining Secured Moneys owing in respect of the Senior Securities or Standby Redraw Facility
                  Agreement (such Secured Moneys in respect of the Class A-1
                  Notes will be converted from US dollars to Australian dollars in accordance with clause 13.5(a) and in respect of the Class
                  A-3 Notes will be converted from Euro to Australian dollars in accordance with clause 13.6(a)) to be distributed rateably amongst the Senior Securityholders and the Standby Redraw
                  Facility Provider;

                                                                              32

         (l)      (PAYMENT OF EXCHANGE RATE DIFFERENTIAL TO OFFERED
                  NOTEHOLDERS): twelfth, if after the application of clauses
                  13.5(b) and 13.6(b) in respect of any Australian dollar
                  payments under clauses 13.1(j) and (k), and after the
                  application of clause 13.1(e) there are still Secured Moneys owing in respect of the Offered Notes (denominated in US
                  dollars in the case of the Class A-1 Notes and in Euro in the case of the Class A-3 Notes), in payment, subject to clause
                  13.5(b) in the case of the Class A-1 Notes and to clause
                  13.6(b) in the case of the Class A-3 Notes, amongst the
                  Offered Notes of such remaining Secured Moneys owing in
                  relation to the Offered Notes until, after the further
                  application of clause 13.5(b) in the case of the Class A-1
                  Notes and to clause 13.6(b) in the case of the Class A-3
                  Notes, all Secured Moneys owing in respect of the Offered
                  Notes (denominated in US dollars in the case of the Class A-1
                  Notes and in Euro in the case of the Class A-3 Notes) are paid to the Offered Noteholders;

         (m)      (PAYMENT OF SECURED MONEYS TO CLASS B NOTEHOLDERS):
                  thirteenth, to the Class B Noteholders in repayment of all
                  Secured Moneys owing in relation to the Class B Notes to be applied amongst them:

                  (i)      first, towards all interest accrued but unpaid on the
                           Class B Notes at that time (to be distributed equally
                           amongst such Class B Notes); and

                  (ii)     second, in reduction of the Invested Amount in
                           respect of the Class B Notes at that time (to be
                           distributed equally amongst the Class B Notes);

         (n)      (OTHER SECURED MONEYS): fourteenth, to pay rateably to each
                  Secured Creditor any remaining amounts forming part of the
                  Secured Moneys and owing to that Secured Creditor;

         (o)      (SUBSEQUENT SECURITY INTERESTS): fifteenth, in payment of
                  subsequent Security Interests over the Charged Property of which the Security Trustee is aware, in the order of their priority and the Security Trustee and the Receiver will be entitled to rely upon a certificate from the holder of any subsequent Security Interests as to the amount so secured and will not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by the subsequent Security Interests; and

         (p)      (SURPLUS): sixteenth, to pay the surplus (if any) to the
                  Trustee to be distributed by the Trustee in accordance with the terms of the Master Trust Deed and the Series Supplement, but will not carry interest as against the Security Trustee.

13.2     MONEYS RECEIVED

         In applying any moneys towards satisfaction of the Secured Moneys, the
         Trustee will be credited only with so much of the moneys available for that purpose as the Security Trustee or the Receiver has actually received and is not required for whatever reason to be disgorged, such credit to date from the time of such receipt.

13.3     APPLICATION OF MONEYS

         Notwithstanding any principle or presumption of law to the contrary or any direction given at the time of it being received by the Security
         Trustee or the Receiver, the Security Trustee and the Receiver each has, subject to this Deed, an absolute discretion without the need to communicate its election to any person to apply any payment or credit received by

                                                                              33

         it under this Deed in reduction of any part or parts of the Secured
         Moneys, whenever and on whatever account the same became secured.

13.4     INVESTMENT OF FUNDS

         Unless expressly provided in this Deed, all moneys received by the
         Security Trustee following the Charge becoming enforceable and not required to be immediately applied under this Deed will be invested by the Security Trustee as it thinks appropriate in Authorised Short-Term
         Investments on the following terms and conditions:

         (a)      (MAY VARY): the Security Trustee may from time to time vary and deal with or dispose of such investments; and

         (b)      (MATURITY): the Security Trustee must invest only in
                  Authorised Short-Term Investments that mature such that the
                  Security Trustee is able to distribute the proceeds of those investments in or towards discharge of the Secured Moneys as they become due and payable.

13.5     CONVERSION INTO A$ OF CLASS A-1 NOTES DENOMINATED IN US$

         (a)      (CONVERSION FOR THE PURPOSES OF CLAUSE 13.1(F)(I), (G)(I),
                  (J)(I) AND (K)): In calculating the amount of any Secured
                  Moneys to be distributed to the Class A-1 Noteholders in
                  accordance with clause 13.1(f)(i), (g)(i), (j)(i) and (k), the
                  Security Trustee will convert the amount of such Secured
                  Moneys from US dollars to Australian dollars at the exchange rate below which produces the lowest amount in Australian
                  dollars:

                  (i)      the US$ Exchange Rate; or

                  (ii)     the spot exchange rate as advised to the Security
                           Trustee by the Manager between US dollars and
                           Australian dollars used for the calculation of any
                           amounts payable on the occurrence of an "Early
                           Termination Date" (if any) under the Class A-1
                           Currency Swap (or, if different, the average of such
                           rates).

         (b)      (PAYMENTS IN US$): All actual payments to the Class A-1
                  Noteholders by the Security Trustee pursuant to this Deed must be made in US dollars. The Security Trustee must convert (and pay to the Class A-1 Noteholders) all Australian dollar
                  amounts payable to the Class A-1 Noteholders under clauses
                  13.1(f), (g), (j) and (k) (and, if applicable, clause 13.1(l))
                  at the rate that it is able to acquire US dollars in the
                  Australian spot foreign exchange market. It need only apply so many Australian dollars for this purpose as is sufficient to acquire the necessary US dollars, when combined with the US dollars (if any) from the application of clause 13.1(e), as equals the Secured Moneys (denominated in US dollars) owing in respect of the Class A-1 Notes. If, after the application of this clause 13.5(b), there is any surplus of Australian
                  dollars then, subject to clause 13.6(b) in the case of the
                  Class A-3 Notes, these are to be applied in accordance with clause 13.1(j) to the other Secured Creditors referred to
                  therein (if necessary) and clauses 13.1(m)-(p) (as
                  applicable);

         (c)      (VOTING ENTITLEMENTS): In calculating the Secured Moneys in respect of the Class A-1 Notes for the purposes of the
                  definitions of "Voting Entitlements" and "Voting Secured
                  Creditors" and the Secured Moneys for the Annexure, such
                  Secured Moneys will be converted to Australian dollars from US dollars in accordance with clause 13.5(a).

                                                                              34

13.6     CONVERSION INTO A$ OF CLASS A-3 NOTES DENOMINATED IN EURO

         (a)      (CONVERSION FOR THE PURPOSES OF CLAUSE 13.1(F)(II), (G)(II),
                  (J)(I) AND (K)): In calculating the amount of any Secured
                  Moneys to be distributed to the Class A-3 Noteholders in
                  accordance with clause 13.1(f)(ii), (g)(ii), (j)(i) and (k), the Security Trustee will convert the amount of such Secured
                  Moneys from Euro to Australian dollars at the exchange rate below which produces the lowest amount in Australian dollars:

                  (i)      the Euro Exchange Rate; or

                  (ii)     the spot exchange rate as advised to the Security
                           Trustee by the Manager between Euro and Australian
                           dollars used for the calculation of any amounts
                           payable on the occurrence of an "Early Termination
                           Date" (if any) under the Class A-3 Currency Swap (or,
                           if different, the average of such rates).

         (b)      (PAYMENTS IN EURO): All actual payments to the Class A-3
                  Noteholders by the Security Trustee pursuant to this Deed must be made in Euro. The Security Trustee must convert (and pay to the Class A-3 Noteholders) all Australian dollar amounts
                  payable to the Class A-3 Noteholders under clauses 13.1(f),
                  (g), (j) and (k) (and, if applicable, clause 13.1(l)) at the rate that it is able to acquire Euro in the Australian spot foreign exchange market. It need only apply so many Australian dollars for this purpose as is sufficient to acquire the
                  necessary Euro, when combined with the Euro (if any) from the application of clause 13.1(e), as equals the Secured Moneys
                  (denominated in Euro) owing in respect of the Class A-3 Notes.
                  If, after the application of this clause 13.6(b), there is any surplus of Australian dollars then, subject to clause 13.5(b)
                  in the case of the Class A-1 Notes, these are to be applied in accordance with clause 13.1(j) to the other Secured Creditors referred to therein (if necessary) and clauses 13.1(m)-(p) (as applicable);

         (c)      (VOTING ENTITLEMENTS): In calculating the Secured Moneys in respect of the Class A-3 Notes for the purposes of the
                  definitions of "Voting Entitlements" and "Voting Secured
                  Creditors" and the Secured Moneys for the Annexure, such
                  Secured Moneys will be converted to Australian dollars from
                  Euro in accordance with clause 13.6(a).

13.7     APPLICATION OF CURRENCY SWAP TERMINATION PROCEEDS

         (a)      (CLASS A-1 CURRENCY SWAP): Any Class A-1 Currency Swap
                  Termination Proceeds received by the Security Trustee must be retained by the Security Trustee in US dollars and must be invested by it in a US dollar interest bearing account with a bank or other financial institution selected by it and must be applied, if there are any Secured Moneys owing in respect of the Class A-1 Notes, first in accordance with clause
                  13.1(e)(i). If there are no such Secured Moneys owing in
                  respect of the Class A-1 Notes, or only part of the Class A-1
                  Currency Swap Termination Proceeds are sufficient to pay all
                  Secured Moneys (denominated in US dollars) owing in respect of the Class A-1 Notes, the balance may be converted to
                  Australian dollars for application in accordance with clause
                  13.1.

         (b)      (CLASS A-3 CURRENCY SWAP): Any Class A-3 Currency Swap
                  Termination Proceeds received by the Security Trustee must be retained by the Security Trustee in Euro and must be invested by it in a Euro interest bearing account with a bank or other financial institution selected by it and must be applied, if

                                                                              35

                  there are any Secured Moneys owing in respect of the Class A-3
                  Notes, first in accordance with clause 13.1(e)(ii). If there are no such Secured Moneys owing in respect of the Class A-3
                  Notes, or only part of the Class A-3 Currency Swap Termination
                  Proceeds are sufficient to pay all Secured Moneys (denominated in Euro) owing in respect of the Class A-3 Notes, the balance may be converted to Australian dollars for application in
                  accordance with clause 13.1.

13.8     SATISFACTION OF DEBTS

         Each Secured Creditor will accept the distribution of money to it under clause 13.1 in full and final satisfaction of all Secured Moneys owing to it and any debt represented by any shortfall after any final distribution under clause 13.1 will thereupon be extinguished.

--------------------------------------------------------------------------------
14.      SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS

14.1     LIMITATIONS ON POWERS AND DUTIES OF SECURITY TRUSTEE

         Notwithstanding any other provision of this Deed, unless and until there is an Event of Default, the Security Trustee has no powers, rights, duties or responsibilities other than:

         (a)      (TO HOLD ON TRUST): the duty to hold the Security Trust Fund on trust;

         (b)      (TO TAKE THE BENEFIT OF THE CHARGE): the power to take the benefit of the Charge (but not to take any action to enforce the Charge); and

         (c)      (PRE-DEFAULT ACTION): the power to perform a Pre-Default
                  Action.

         Prior to the Security Trustee becoming aware of the occurrence of an
         Event of Default, the Security Trustee is not required to take and may not take any action under this Deed other than Pre-Default Actions.

14.2     LIMITATION ON SECURITY TRUSTEE'S ACTIONS

         Notwithstanding knowledge by or notice to the Security Trustee of any breach, anticipatory or actual, of, or default under, any covenant, obligation, condition or provision by the Trustee or the Manager contained in or imposed by any Transaction Document, the Security
         Trustee is only required to take all such steps and do all such things as it is empowered to do having regard to the powers, authorities and discretions vested in it pursuant to this Deed and the obligations imposed on the Security Trustee by this Deed.

14.3     ADDITIONAL POWERS, PROTECTIONS, ETC.

         By way of supplement to any Statute regulating the Security Trust and in addition to the powers, rights and protections which may from time to time be vested in or available to the Security Trustee by the general law, it is expressly declared, notwithstanding anything to the contrary in this Deed (and subject only to clause 15.2) as follows:

         (a)      (LIABILITY TO ACCOUNT): The Security Trustee is under no
                  obligation to account to any Interested Person for any moneys received pursuant to this Deed other than those received by the Security Trustee from the Trustee or received or recovered by the Security Trustee or the Receiver under this Deed,
                  subject always to such deductions and withholdings by the
                  Security Trustee or the Receiver as are authorised by this
                  Deed. Subject to clauses 14.4 and 15.3, the liabilities of the
                  Security Trustee to any Interested Person or any other person under or in connection with this Deed can only be enforced against the

                                                                              36

                  Security Trustee to the extent to which they can be satisfied out of such moneys in accordance with this Deed.

         (b)      (ACT ON PROFESSIONAL ADVICE): The Security Trustee may act on
                  the opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee or by a person other than
                  Security Trustee where that opinion, advice or information is addressed to the Security Trustee or by its terms is expressed to be capable of being relied upon by the Security Trustee.
                  The Security Trustee will not be responsible to any Interested
                  Person for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Security Trustee will not be liable to any Interested Person for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even though it contains some error which is not a manifest error or is not authentic.

         (c)      (NO ENQUIRY): The Security Trustee is not bound to give notice to any person of the execution of this Deed or to take any steps to ascertain whether there has occurred any Event of
                  Default or event which, with the giving of notice or the lapse of time would constitute an Event of Default or to keep itself informed about the circumstances of the Trustee or the Manager and, until it has knowledge or express notice to the contrary, the Security Trustee may assume that no Event of Default has occurred and that the Trustee and the Manager and any other party to the Transaction Documents (other than the Security
                  Trustee) are observing and performing all the obligations on their part contained in the Transaction Documents and need not inquire whether that is, in fact, the case.

         (d)      (NOTICE OF EVENT OF DEFAULT): The Security Trustee is not
                  obliged to notify the Secured Creditors of the happening of any Event of Default except in the circumstances set out in clause 8.1.

         (e)      (ACTS PURSUANT TO RESOLUTIONS): The Security Trustee will not be responsible for having acted in good faith upon any
                  resolution purporting to have been passed at any meeting of the Voting Secured Creditors in respect of which minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the Secured Creditors or upon the Security Trustee.

         (f)      (RELIANCE): The Security Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance,
                  acceptance or regard) any of the following:

                  (i)      any information, report, balance sheet, profit and
                           loss account, certificate or statement supplied by
                           the Trustee or the Manager or by any officer, auditor
                           or solicitor of the Trustee or the Manager;

                  (ii)     all statements (including statements made or given to
                           the best of the maker's knowledge and belief or
                           similarly qualified) contained in any information,
                           report, balance sheet, profit and loss account,
                           certificate or statement given pursuant to or in
                           relation to this Deed, the Master Trust Deed or the
                           Series Supplement;

                                                                              37

                  (iii)    all accounts supplied to the Security Trustee
                           pursuant to this Deed and all reports of the Auditor
                           supplied to the Security Trustee pursuant to this
                           Deed; and

                  (iv)     notices and other information supplied to the
                           Security Trustee under this Deed,

                  save, in each case, when it is aware that the information
                  supplied pursuant to subclauses (i) to (iv) is incorrect or incomplete.

         (g)      (DIRECTOR'S CERTIFICATES): The Security Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a certificate signed by any two directors or duly authorised officers of the Trustee or the Manager as to any fact or
                  matter upon which the Security Trustee may, in the exercise of any of its duties, powers, authorities and discretions under this Deed, require to be satisfied or to have information to the effect that in the opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Security Trustee will not be bound to call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate.

         (h)      (CUSTODY OF DOCUMENTS): The Security Trustee may hold or
                  deposit this Deed and any deed or documents relating to this
                  Deed or to the Transaction Documents with any banker or
                  banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers believed by it to be of good repute and the
                  Security Trustee will not be responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such
                  deposit.

         (i)      (DISCRETION): The Security Trustee, as regards all the powers, trusts, authorities and discretions vested in it, has, subject to any express provision to the contrary contained in this
                  Deed, absolute and uncontrolled discretion as to the exercise of such powers, authorities, trusts and discretions and, in the absence of fraud, negligence or wilful default on its
                  part, will be in no way responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or
                  non-exercise of such powers, authorities, trusts and
                  discretions.

         (j)      (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Secured Creditors, the Security Trustee may,
                  instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money under this Deed). The Security Trustee will not be responsible to any Interested Person for any
                  misconduct, or default on the part of any such person
                  appointed by it under this Deed or be bound to supervise the proceedings or acts of any such person, provided that any such person will be a person who is in the opinion of the Security
                  Trustee appropriately qualified to do any such things and is otherwise selected with reasonable care and in good faith. Any such agent being a lawyer, banker, broker or other person
                  engaged in any profession or business will be entitled to
                  charge and be paid all usual professional and other charges for business transacted and acts done by him or

                                                                              38

                  her or any partner of his or her or by his or her firm in
                  connection with this Deed and also his or her reasonable
                  charges in addition to disbursements for all other work and business done and all time spent by him or her or his or her partners or firm on matters arising in connection with this
                  Deed including matters which might or should have been
                  attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

         (k)      (DELEGATION): Subject to clause 14.7, the Security Trustee may whenever it thinks it expedient in the interests of Secured
                  Creditors, delegate to any person or fluctuating body of
                  persons selected by it all or any of the duties, powers,
                  authorities, trusts and discretions vested in the Security
                  Trustee by this Deed provided that, except as provided in any
                  Transaction Documents, the Security Trustee may not delegate to such third parties any material part of its powers, duties or obligations as Security Trustee. Any such delegation may be by power of attorney or in such other manner as the Security
                  Trustee may think fit and may be made upon such terms and
                  conditions (including power to sub-delegate) and subject to such regulations as the Security Trustee may think fit.
                  Provided that the Security Trustee has exercised reasonable care and good faith in the selection of such delegate, it will not be under any obligation to any Interested Person to
                  supervise the proceedings or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

         (l)      (APPLY TO COURT): The Security Trustee may, whenever it thinks it expedient in the interests of the Secured Creditors, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default and assent to, or approve, any applications of any Secured
                  Creditor, the Trustee or the Manager.

         (m)      (DISCLOSURE): Subject to this Deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Security Trustee may, for the purpose of meeting its obligations under this Deed, disclose to any
                  Secured Creditor any confidential, financial or other
                  information made available to the Security Trustee by the
                  Trustee, the Manager, any other Interested Person or any other person in connection with this Deed.

         (n)      (DETERMINATION): The Security Trustee, as between itself and the Secured Creditors, has full power to determine (acting reasonably and in good faith) all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security
                  Trustee, will be conclusive and will bind the Security Trustee and the Secured Creditors.

         (o)      (DEFECT IN TITLE): The Security Trustee is not bound or
                  concerned to examine or enquire into nor be liable for any defect or failure in the title of the Trustee to the Charged
                  Property and is entitled to accept any such title without
                  requisition or objection.

         (p)      (NOTICE OF CHARGE OR ENFORCEMENT): The Security Trustee is
                  under no obligation to give any notice of the Charge to any debtors of the Trustee or to any purchaser or any other person whomsoever or, subject to this Deed, to enforce payment of any moneys payable to the Trustee or to realise any of the Charged
                  Property or to take any steps or proceedings for that purpose unless the Security Trustee thinks fit to do so.

                                                                              39

         (q)      (GIVE UP POSSESSION OF CHARGED PROPERTY): The Security
                  Trustee, acting in accordance with this Deed or the terms of any Extraordinary Resolution passed by the Voting Secured
                  Creditors in accordance with this Deed, may give up possession of the Charged Property at any time.

         (r)      (NO DUTY AS CHARGEE): Nothing in this Deed imposes a duty upon the Security Trustee to exercise its powers as chargee under this Deed or at law in circumstances where a motion at a
                  meeting of Voting Secured Creditors that a receiver be
                  appointed is put and is not passed.

         (s)      (OTHER SECURITY INTERESTS): If the Security Trustee sees fit to redeem or take any transfer of any Security Interest
                  ranking in priority to or pari passu with the Charge including the Prior Interest (the "OTHER SECURITY INTEREST") wholly or in part then, notwithstanding any provision as to interest contained in the Other Security Interest or any presumption of law to the contrary all moneys expended by the Security
                  Trustee in so doing including the consideration paid to the holder of the Other Security Interest, stamp duty and legal costs and disbursements will be deemed to be principal moneys secured by the Other Security Interest, and also part of the
                  Secured Moneys and moneys the payment of which forms part of the obligations of the Trustee under this Deed, and the
                  provisions of this Deed will be deemed incorporated in the
                  Other Security Interest and will prevail over the terms and conditions of the Other Security Interest in the case of any inconsistency.

         (t)      (LIABILITY LIMITED): Except for the obligations imposed on it under this Deed, the Security Trustee is not obliged to do or omit to do any thing including enter into any transaction or incur any liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion.

         (u)      (NO DUTY TO PROVIDE INFORMATION): Subject to the express
                  requirements of this Deed and any requirement of applicable law, the Security Trustee has no duty (either initially, or on a continuing basis) to consider or provide any Secured
                  Creditors with any information with respect to the Trustee or the Manager (whenever coming into its possession).

         (v)      (EXERCISE OF RIGHTS SUBJECT TO EXTRAORDINARY RESOLUTION):
                  Without limiting its rights, powers and discretions, but
                  subject to its express duties or obligations under this Deed
                  (including, without limiting the generality of the foregoing, clause 8) the Security Trustee will not be required to
                  exercise any right, power or discretion (including to require anything to be done, form any opinion or give any notice,
                  consent or approval) without the specific instructions of the
                  Voting Secured Creditors given by Extraordinary Resolution.

         (w)      (NO LIABILITY FOR ACTING IN ACCORDANCE WITH DIRECTIONS): The
                  Security Trustee is not to be under any liability whatsoever for acting in accordance with any direction obtained from
                  Voting Secured Creditors at a meeting convened under clause 8.

         (x)      (NO LIABILITY FOR BREACH): The Security Trustee is not to be
                  under any liability whatsoever for a failure to take any
                  action in respect of any breach by the Trustee of its duties as trustee of the Series Trust of which the Security Trustee is not aware or in respect of any Event of Default of which the Security Trustee is not aware.

                                                                              40

         (y)      (DISPUTE OR AMBIGUITY): In the event of any dispute or
                  ambiguity as to the construction or enforceability of this
                  Deed or any other Transaction Document, or the Security
                  Trustee's powers or obligations under or in connection with this Deed or the determination or calculation of any amount or thing for the purpose of this Deed or the construction or
                  validity of any direction from Voting Secured Creditors,
                  provided the Security Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Security Trustee, in its absolute discretion, may (but will have no obligation to)
                  refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

14.4     LIMITATION OF LIABILITY

         Notwithstanding any other provision of this Deed, the Security Trustee will have no liability under or in connection with this Deed or any other Transaction Document (whether to the Secured Creditors, the
         Trustee, the Manager or any other person) other than to the extent to which the liability is able to be satisfied out of the property of the
         Security Trust Fund from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this Deed or by operation by law, there is a reduction in the extent of the Security Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default.
         Nothing in this clause 14.4 or any similar provision in any other
         Transaction Document limits or adversely affects the powers of the
         Security Trustee, any receiver or attorney in respect of the Charge or the Charged Property.

14.5     DEALINGS WITH TRUST

         None of the:

         (a)      (SECURITY TRUSTEE): Security Trustee in any capacity;

         (b)      (RELATED BODIES CORPORATE): Related Bodies Corporate of the
                  Security Trustee;

         (c)      (DIRECTORS ETC.): directors or officers of the Security
                  Trustee or its Related Bodies Corporate; or

         (d)      (SHAREHOLDERS): shareholders of the Security Trustee or its
                  Related Bodies Corporate,

         is prohibited from:

         (e)      (SUBSCRIBING FOR): subscribing for, purchasing, holding,
                  dealing in or disposing of Securities;

         (f)      (CONTRACTING WITH): at any time:

                  (i)      contracting with;

                  (ii)     acting in any capacity as representative or agent
                           for; or

                  (iii)    entering into any financial, banking, agency or other
                           transaction with,

                  any other of them or any Secured Creditor; or

         (g)      (BEING INTERESTED IN): being interested in any contract or transaction referred to in paragraphs (e) or (f).

                                                                              41

         None of the persons mentioned is liable to account to the Secured
         Creditors for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with any contract or transaction referred to in paragraphs
         (e) or (f). The preceding provisions of this clause 14.5 only apply if the relevant person, in connection with the action, contract or transaction, acts in good faith to all Secured Creditors.

14.6     DISCRETION OF SECURITY TRUSTEE AS TO EXERCISE OF POWERS

         Subject to any express provision to the contrary contained in this
         Deed, the Security Trustee will, as regards all the powers, authorities and discretions vested in it by this Deed have absolute discretion as to the exercise of them in all respects and, in the absence of fraud, negligence or wilful default on its part, the Security Trustee will not be in any way responsible for any loss, costs, damages, claims or obligations that may result from the exercise or non-exercise of them.

14.7     DELEGATION OF DUTIES OF SECURITY TRUSTEE

         The Security Trustee must not delegate to any person any of its trusts, duties, powers, authorities or discretions under this Deed except:

         (a)      (TO MANAGER, SERVICER, SELLERS, TRUSTEE): to the Manager, the
                  Servicer, a Seller or the Trustee in accordance with the
                  provisions of this Deed or any other Transaction Document;

         (b)      (RELATED BODY CORPORATE): subject to clause 14.8, to a Related
                  Body Corporate of the Security Trustee; or

         (c)      (AS OTHERWISE PERMITTED): in accordance with the provisions of this Deed.

14.8     RELATED BODY CORPORATE OF THE SECURITY TRUSTEE

         Where the Security Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Body
         Corporate of the Security Trustee, the Security Trustee at all times remains liable for the acts or omissions of such Related Body Corporate and for the payment of fees of that Related Body Corporate when acting as delegate.

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15.      DUTIES OF THE SECURITY TRUSTEE

15.1     DUTIES OF THE SECURITY TRUSTEE LIMITED TO DUTIES IN THIS DEED

         The Security Trustee has no duties or responsibilities in its capacity as trustee other than those expressly set out in this Deed.

15.2     SECURITY TRUSTEE'S FURTHER DUTIES

         Subject to clause 14.1, the Security Trustee must comply with the duties and responsibilities imposed on it by this Deed and must:

         (a)      (ACT CONTINUOUSLY): act continuously as trustee of the
                  Security Trust until the Security Trust is terminated in
                  accordance with this Deed or until it has retired or been
                  removed in accordance with this Deed;

                                                                              42

         (b)      (EXERCISE DILIGENCE ETC.): exercise all due diligence and
                  vigilance in carrying out its functions and duties and in
                  protecting the rights and interests of the Secured Creditors;

         (c)      (HAVE REGARD TO THE INTERESTS OF SECURED CREDITORS): in the
                  exercise of all discretions vested in it by this Deed and all other Transaction Documents, except where expressly provided otherwise, have regard to the interest of the Secured
                  Creditors as a class;

         (d)      (RETAIN THE TRUST FUND): subject to this Deed, retain the
                  Security Trust Fund in safe custody and hold it on trust for the Secured Creditors upon the terms of this Deed; and

         (e)      (NOT SELL ETC.): not sell, mortgage, charge or part with the possession of any part or the whole of the Security Trust Fund
                  (or permit any of its officers, agents and employees to do so)
                  except as permitted or contemplated by this Deed.

15.3     TRUSTEE LIABLE FOR NEGLIGENCE ETC.

         Nothing in this Deed will in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as
         Security Trustee (having regard to the provisions of this Deed conferring on the Security Trustee any duties, powers, trusts, authorities or discretions, including any provisions relieving the
         Security Trustee of specified responsibilities) relieve or indemnify it from or against any liability for fraud, negligence or wilful default.

15.4     NO LIABILITY FOR TRANSACTION DOCUMENTS

         The Security Trustee has no responsibility for the form or content of this Deed or any other Transaction Document and will have no liability arising in connection with any inadequacy, invalidity or
         unenforceability (other than as a result of a breach of this Deed by the Security Trustee) of any provision of this Deed or any Transaction
         Document.

15.5     RESOLUTION OF CONFLICTS

         (a)      (RESOLVE CONFLICTS IN FAVOUR OF THE SECURITYHOLDERS): Subject
                  to the provisions of this Deed, if there is at any time in the
                  Security Trustee's opinion, with respect to enforcement or the exercise of any of the Security Trustee's duties, powers or discretions, a conflict between the interests of any Secured
                  Creditor or class of Secured Creditor (on the one hand) and the interests of the Securityholders as a whole (on the other hand), the Security Trustee must give priority to the
                  interests of the Securityholders as a whole.

         (b)      (RESOLVE CONFLICTS IN FAVOUR OF THE SENIOR SECURITYHOLDERS):
                  Subject to the provisions of this Deed (other than clause
                  15.5(a)), the Security Trustee must give priority to the
                  interests only of the Senior Securityholders as a class if, in the Security Trustee's opinion, there is a conflict between the interests of the Senior Securityholders (on the one hand)
                  and the Class B Noteholders or the other persons entitled to the benefit of the Charge (on the other hand) (in relation to which in determining the interests of the Offered Noteholders the Security Trustee may rely on a determination of the
                  Offered Note Trustee).

         (c)      (NO LIABILITY): Provided that the Security Trustee acts in good faith, it will not incur any liability to any Secured
                  Creditor for giving effect to paragraph (a) or (b).

                                                                              43

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16.      INDEMNITY BY TRUSTEE

16.1     INDEMNITY

         Subject to this Deed and without prejudice to any right of indemnity given by law, the Security Trustee, the Manager, the Offered Note
         Trustee, the Receiver or attorney or other person appointed under this
         Deed (including, without limitation, any person appointed by the
         Security Trustee, the Manager, the Offered Note Trustee or the Receiver
         or any person to whom any duties, powers, trusts, authorities or discretions may be delegated by the Security Trustee, the Manager, the
         Offered Note Trustee or the Receiver) ("APPOINTEE") will be indemnified by the Trustee against all loss, liabilities and expenses properly incurred by the Security Trustee, the Manager, the Offered Note
         Trustee, the Receiver, attorney or appointee (as the case may be) in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in such persons pursuant to this
         Deed, including, without limitation, all liabilities and expenses consequent upon any mistake or oversight, error of judgment or want of prudence on the part of such persons and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Deed, unless any of the foregoing is due to actual fraud, negligence or wilful default on the part of the Security Trustee, the Manager, the Offered
         Note Trustee, the Receiver, attorney or appointee (as the case may be).
         The Security Trustee may in priority to any payment to the Secured
         Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed all sums necessary to effect such indemnity including, without limitation, the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under clause 19.1.

16.2     EXTENT OF SECURITY TRUSTEE'S INDEMNITY

         The Security Trustee is entitled to be indemnified by the Trustee for:

         (a)      (REGISTRATION ETC. COSTS): the costs, charges and expenses
                  (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security
                  Trustee in connection with the negotiation, preparation,
                  execution, stamping, registration and completion of this Deed, any deed amending this Deed and the Charge;

         (b)      (COSTS OF WAIVER ETC.): the costs, charges and expenses
                  (including legal costs and expenses at the usual commercial rates of the relevant legal services provider) of the Security
                  Trustee in connection with any consent, exercise or
                  non-exercise of rights or powers or performance of obligations
                  (including, without limitation, in connection with the
                  contemplated or actual enforcement or preservation of any
                  rights or powers or performance of obligations under this
                  Deed), production of title documents, waiver, variation,
                  release or discharge in connection with the Charge or the
                  Charged Property;

         (c)      (TAXES): Taxes and fees (including, without limitation,
                  registration fees) and fines and penalties in respect of fees, which may be payable or determined to be payable in connection with this Deed or a payment or receipt or any other
                  transaction contemplated by this Deed; and

         (d)      (LEGAL COSTS): without limiting the generality of clause
                  16.2(b), all legal costs and disbursements (at the usual
                  commercial rates of the relevant legal services provider) and all other costs, disbursements, outgoings and expenses of the
                  Security Trustee in connection with the initiation, carriage and settlement of any court proceedings (including, without limitation, proceedings against the

                                                                              44

                  Trustee arising from any neglect, breach or default by the
                  Trustee under this Deed) in respect of this Deed.

16.3     COSTS OF EXPERTS

         The liabilities and expenses referred to in clause 16.2 include, without limitation, those payable to any independent consultant or other person appointed to evaluate any matter of concern (including, without limitation, any person consulted by the Security Trustee pursuant to clause 14.3(b)), any agent of the Security Trustee, any
         Receiver or any attorney appointed under this Deed, and, in the case of the Security Trustee, its administration costs in connection with any event referred to in clause 16.2.

16.4     NON-DISCHARGE

         Unless otherwise specifically stated in any discharge of the Security
         Trust, the provisions of this clause 16 will continue in full force and effect despite such discharge.

16.5     RETENTION OF LIEN

         Notwithstanding any release of the outgoing Security Trustee under this clause, the outgoing Security Trustee will remain entitled to the benefit of the indemnities granted by this Deed to the outgoing
         Security Trustee in respect of any liability, cost or other obligation incurred by it while acting as Security Trustee, as if it were still the Security Trustee under this Deed.

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17.      MEETINGS OF VOTING SECURED CREDITORS

17.1     MEETINGS REGULATED BY THE ANNEXURE

         The provisions of the Annexure will apply to all meetings of Voting
         Secured Creditors and to the passing of resolutions at those meetings.

17.2     LIMITATION ON SECURITY TRUSTEE'S POWERS

         Save as provided for in this Deed, the Security Trustee will not assent or give effect to any matter which a meeting of Voting Secured
         Creditors is empowered by Extraordinary Resolution to do, unless the
         Security Trustee has previously been authorised to do so by an
         Extraordinary Resolution of Voting Secured Creditors. Nothing in this
         Deed prevents the Security Trustee taking such action as it considers appropriate to enforce any rights of indemnity or reimbursement.

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18.      CONTINUING SECURITY AND RELEASES

18.1     LIABILITY PRESERVED

         Notwithstanding any payout figure quoted or other form of account stated by the Security Trustee, no grant of full or partial satisfaction of or discharge from this Deed by the Security Trustee will release the Trustee under this Deed until all the Secured Moneys have in fact been received by the Security Trustee and are not liable for whatever reason to be disgorged notwithstanding that such quotation or statement of account may have arisen from the mistake, negligence, error of law or error of fact of the Security Trustee its servants or agents.

                                                                              45

18.2     TRUSTEE'S LIABILITY NOT AFFECTED

         This Deed and the liability of the Trustee under this Deed will not be affected or discharged by any of the following:

         (a)      (INDULGENCE): the granting to the Trustee or to any other
                  person of any time or other indulgence or consideration;

         (b)      (DELAY IN RECOVERY): the Security Trustee failing or
                  neglecting to recover by the realisation of any other security or otherwise any of the Secured Moneys;

         (c)      (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Security Trustee or any other person; or

         (d)      (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Security Trustee from or against the Trustee or any other person.

18.3     WAIVER BY TRUSTEE

         The Trustee waives in favour of the Security Trustee:

         (a)      (ALL RIGHTS NECESSARY TO GIVE EFFECT TO DEED): all rights
                  whatsoever against the Security Trustee and any other person estate or assets to the extent necessary to give effect to anything in this Deed;

         (b)      (PROMPTNESS AND DILIGENCE): promptness and diligence on the part of the Security Trustee and any other requirement that the Security Trustee take any action or exhaust any right
                  against any other person before enforcing this Deed; and

         (c)      (ALL RIGHTS INCONSISTENT WITH DEED): all rights inconsistent with the provisions of this Deed including any rights as to contribution or subrogation which the Trustee might otherwise be entitled to claim or enforce.

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19.      REMUNERATION AND RETIREMENT OF SECURITY TRUSTEE

19.1     REMUNERATION

         Subject to clause 28, the Security Trustee is to be remunerated by the
         Manager for acting as trustee under this Deed whether before or after the occurrence of an Event of Default, at the rate agreed from time to time between the Manager, the Security Trustee and the Trustee.

19.2     RETIREMENT OF SECURITY TRUSTEE

         The Security Trustee covenants that it will retire as Security Trustee if:

         (a)      (INSOLVENCY): an Insolvency Event occurs in relation to the
                  Security Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

         (b)      (CEASES TO CARRY ON BUSINESS): it ceases to carry on business;

                                                                              46

         (c)      (RELATED TRUSTEE RETIRES): a Related Body Corporate of it
                  retires as trustee of the Series Trust under clause 19.1,
                  clause 19.2 or clause 19.4 of the Master Trust Deed or is
                  removed as trustee of the Series Trust under clause 19.3 of the Master Trust Deed and the Manager requires the Security
                  Trustee by notice in writing to retire;

         (d)      (VOTING SECURED CREDITORS REQUIRE RETIREMENT): an
                  Extraordinary Resolution requiring its retirement is passed at a meeting of Voting Secured Creditors;

         (e)      (BREACH OF DUTY): when required to do so by the Manager or the
                  Trustee by notice in writing, it fails or neglects within 14 days after receipt of such notice to carry out or satisfy any material duty imposed on it by this Deed in respect of the
                  Security Trust; or

         (f)      (CHANGE IN OWNERSHIP): there is a change in ownership of 50%
                  or more of the issued equity share capital of the Security
                  Trustee from the position as at the date of this Deed or
                  effective control of the Security Trustee alters from the
                  position as at the date of this Deed unless in either case approved by the Manager (whose approval must not be
                  unreasonably withheld).

19.3     REMOVAL BY MANAGER

         If an event referred to in clause 19.2 occurs and the Security Trustee does not retire immediately after that event, the Manager is entitled to, and must forthwith, remove the Security Trustee from office immediately by notice in writing to the Security Trustee. On the retirement or removal of the Security Trustee under the provisions of clause 19.2 or this clause 19.3:

         (a)      (NOTIFY RATING AGENCIES): the Manager must promptly notify the
                  Rating Agencies and the Offered Note Trustee of such
                  retirement or removal; and

         (b)      (APPOINT SUBSTITUTE SECURITY TRUSTEE): subject to any approval required by law, the Trustee is entitled to and must use its best endeavours to appoint in writing some other Authorised
                  Trustee Corporation which is approved by the Rating Agencies to be the Substitute Security Trustee. If the Trustee does not appoint a Substitute Security Trustee, the Manager may appoint a Substitute Security Trustee who is approved by the Rating
                  Agencies.

19.4     SECURITY TRUSTEE MAY RETIRE

         The Security Trustee may retire as trustee under this Deed upon giving
         3 months notice in writing to the Trustee, the Manager, the Offered
         Note Trustee and the Rating Agencies or such lesser time as the
         Manager, the Trustee, the Security Trustee and the Offered Note Trustee
         agree. Upon such retirement, the Security Trustee, subject to any approval required by law, may appoint in writing any other Authorised
         Trustee Corporation who is approved by the Rating Agencies and the
         Manager, which approval must not be unreasonably withheld by the
         Manager, as Security Trustee in its stead. If the Security Trustee does not propose a replacement by the date which is 1 month prior to the date of its proposed retirement, the Manager is entitled to appoint a
         Substitute Security Trustee, which must be an Authorised Trustee
         Company who is approved by the Rating Agencies, as of the date of the proposed retirement.

                                                                              47

19.5     RETIREMENT OF TRUSTEE UNDER MASTER TRUST DEED

         The retiring Security Trustee must use its best endeavours to appoint in writing some other Authorised Trustee Corporation who is approved by the Manager and the Rating Agencies as Security Trustee in its place.
         If the retiring Security Trustee does not appoint a Substitute Security
         Trustee by the date which is 1 month prior to the date of its proposed retirement, the Manager may appoint a Substitute Security Trustee, which must be an Authorised Trustee Company approved by the Rating
         Agencies. The retirement of the retiring Security Trustee will take effect upon the earlier to occur of:

         (a)      (EXPIRY OF 3 MONTH PERIOD): the expiry of a 3 month period commencing on the retirement or removal of the trustee of the
                  Series Trust under the Master Trust Deed; and

         (b)      (APPOINTMENT OF A SUBSTITUTE SECURITY TRUSTEE): the
                  appointment of a Substitute Security Trustee.

19.6     APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE BY VOTING SECURED CREDITORS

         If a Substitute Security Trustee has not been appointed under clauses
         19.3, 19.4 or 19.5 at a time when the position of Security Trustee becomes vacant in accordance with those clauses, the Manager must act as Security Trustee in accordance with the terms of this Deed and must promptly convene a meeting of Voting Secured Creditors at which Voting
         Secured Creditors, holding or representing between them Voting
         Entitlements comprising in aggregate a number of votes which is not less than 75% of the aggregate number of votes comprised in the total
         Voting Entitlements at the time, appoint any person nominated by any of them to act as Security Trustee. The Manager is entitled to receive the fee payable in accordance with clause 19.1 for the period during which the Manager acts as Security Trustee pursuant to this clause 19.

19.7     RELEASE OF SECURITY TRUSTEE

         Upon retirement or removal of the Security Trustee as trustee of the
         Security Trust, the Security Trustee is released from all obligations under this Deed arising after the date of the retirement or removal except for its obligation to vest the Security Trust Fund in the
         Substitute Security Trustee and to deliver all books and records relating to the Security Trust to the Substitute Security Trustee (at
         the cost of the Security Trust Fund). The Manager and the Trustee may
         settle with the Security Trustee the amount of any sums payable by the
         Security Trustee to the Manager or the Trustee or by the Manager or the
         Trustee to the Security Trustee and may give to or accept from the
         Security Trustee a discharge in respect of those sums which will be conclusive and binding as between the Manager, the Trustee and the
         Security Trustee but not as between the Security Trustee and the
         Secured Creditors.

19.8     VESTING OF SECURITY TRUST FUND IN SUBSTITUTE SECURITY TRUSTEE

         The Security Trustee, on its retirement or removal, must vest the
         Security Trust Fund or cause it to be vested in the Substitute Security
         Trustee and must deliver and assign to such Substitute Security Trustee as appropriate all books, documents, records and other property whatsoever relating to the Security Trust Fund.

19.9     SUBSTITUTE SECURITY TRUSTEE TO EXECUTE DEED

         Each Substitute Security Trustee must upon its appointment execute a deed in such form as the Manager may require whereby such Substitute
         Security Trustee must undertake to

                                                                              48

         the Secured Creditors jointly and severally to be bound by all the covenants on the part of the Security Trustee under this Deed from the date of such appointment.

19.10    RATING AGENCIES ADVISED

         The Manager must promptly:

         (a)      (RETIREMENT): approach and liaise with the Rating Agencies in respect of any consents required from it to the replacement of the Security Trustee pursuant to clause 19.5;

         (b)      (CHANGE OF OWNERSHIP): notify the Rating Agencies of it
                  becoming aware of a change in ownership of 50% or more of the issued equity share capital of the Security Trustee from the position as at the date of this Deed or effective control of the Security Trustee altering from the date of this Deed; and

         (c)      (APPROVAL FOR CHANGE IN OWNERSHIP): notify the Rating Agencies and the Offered Note Trustee of any approvals given by the
                  Manager pursuant to clause 19.2(f).

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20.      ASSURANCE

20.1     FURTHER ASSURANCE

         The Trustee will and will procure that all persons having or claiming any estate or interest in the Charged Property will at any time now or in the future upon the request of the Security Trustee and at the cost of the Trustee, make, do and execute or cause to be made, done and executed all such actions, documents and assurances which are necessary or appropriate:

         (a)      (TO SECURE THE SECURED MONEYS): to more satisfactorily secure to the Security Trustee the payment of the Secured Moneys;

         (b)      (TO ASSURE THE CHARGED PROPERTY): to assure or more
                  satisfactorily assure the Charged Property to the Security
                  Trustee;

         (c)      (AS DIRECTED): as the Security Trustee may direct; or

         (d)      (APPOINTMENT OF SUBSTITUTE SECURITY TRUSTEE): for a Substitute
                  Security Trustee appointed under clause 19 to obtain the
                  benefit of this Deed,

         and in particular will, whenever requested by the Security Trustee, execute in favour of the Security Trustee such legal mortgages, transfers, assignments or other assurances of all or any part of the
         Charged Property in such form and containing such powers and provisions as the Security Trustee requires.

20.2     POSTPONEMENT OR WAIVER OF SECURITY INTERESTS

         The Trustee will (and the Manager will give all necessary directions to enable the Trustee to) if required by the Security Trustee immediately cause:

         (a)      (POSTPONE OTHER SECURITY INTERESTS): any Security Interest
                  (other than the Prior Interest) which has arisen or which
                  arises from time to time by operation of law over the Charged
                  Property in favour of any person including the Trustee to be at the Security Trustee's option postponed in all respects after and subject to this Deed or to be otherwise discharged released or terminated; and

                                                                              49

         (b)      (DISCHARGE OF SECURED MONEYS): any Borrowing or other
                  obligation secured by any such Security Interest at the
                  Security Trustee's option to be waived, released, paid or
                  performed.

20.3     REGISTRATION OF CHARGE

         The Manager will at its own expense ensure that this Deed is promptly registered as a charge on any appropriate register to the extent and within such time limits as may be prescribed by law so as to ensure the full efficacy of this Deed as a security to the Security Trustee in all jurisdictions in which any part of the Charged Property may now or at any time during the continuance of this Deed be located, in which the
         Trustee may carry on any business or in which the Trustee is or may become resident or registered.

20.4     CAVEATS

         The Trustee is not obliged to do anything under this clause 20 to enable the Security Trustee to, and the Security Trustee must not, lodge a caveat to record its interest in the Charged Property at the land titles office in any State or Territory, unless the Charge has taken effect as a fixed charge and the Trustee would, under the terms of the Master Trust Deed, be entitled to lodge caveats.

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21.      PAYMENTS

21.1     MONEYS REPAYABLE AS AGREED OR ON DEMAND

         Unless otherwise agreed pursuant to the terms of any Secured Moneys, such Secured Moneys are payable by the Trustee to the Security Trustee in Australian dollars immediately upon demand by the Security Trustee.

21.2     NO SET-OFF OR DEDUCTION

         All payments by the Trustee of any moneys forming part of the Secured
         Moneys are to be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the
         Trustee is compelled by law to deduct or withhold the same, in which event the Trustee will pay to the Security Trustee such additional amounts necessary to enable the Security Trustee to receive after all deductions and withholdings for such Taxes a net amount equal to the full amount which would otherwise have been payable under this Deed had no such deduction or withholding been required to be made.

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22.      DISCHARGE OF THE CHARGE

22.1     RELEASE

         Upon proof being given to the reasonable satisfaction of the Security
         Trustee that all Secured Moneys have been paid in full, including that all costs, charges, moneys and expenses incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed under this Deed have been paid and upon adequate provision having been made to the reasonable satisfaction of the Security Trustee of all costs, charges, moneys and expenses reasonably likely thereafter to be incurred by or payable to or at the direction of the Security
         Trustee, the Receiver or any attorney appointed under this Deed in respect of the Series Trust, then the Security Trustee will at the request of the Manager or the Trustee, and at the cost of the Trustee, release the Charged Property from the Charge and this Deed.

                                                                              50

22.2     CONTINGENT LIABILITIES

         The Security Trustee is under no obligation to grant a release of the
         Charge or this Deed unless at the time such release is sought:

         (a)      (NO SECURED MONEYS OWING): none of the Secured Moneys are
                  contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

         (b)      (NO LIABILITIES): the Security Trustee has no contingent or prospective liabilities whether or not there is any reasonable likelihood of such liabilities becoming actual liabilities in respect of any bills, notes, drafts, cheques, guarantees,
                  letters of credit or other instruments or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Trustee for the Series Trust.

22.3     CHARGE REINSTATED

         If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the
         Charge has already been discharged, the Trustee will, at the Trustee's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and instruments as the
         Security Trustee may require to reinstate this Charge. This clause will survive the discharge of the Charge unless the Security Trustee agrees otherwise in writing.

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23.      OFFERED NOTE TRUSTEE

23.1     CAPACITY

         The Offered Note Trustee is a party to this Deed in its capacity as trustee for the Offered Noteholders from time to time under the Offered
         Note Trust Deed. Notwithstanding any other provision of this Deed, the
         Offered Note Trustee has no rights, obligations or liabilities under this Deed until the Offered Note Trust Deed has been duly executed by all parties to it.

23.2     EXERCISE OF RIGHTS

         Except as otherwise provided in this Deed and in the Offered Note Trust
         Deed:

         (a)      (ONLY BY OFFERED NOTE TRUSTEE): the rights, remedies and
                  discretions of the Offered Noteholders under this Deed
                  including all rights to vote or give instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this Deed, may only be exercised by the
                  Offered Note Trustee on behalf of the Offered Noteholders in accordance with the Offered Note Trust Deed; and

         (b)      (LIMITED RIGHT OF ENFORCEMENT BY OFFERED NOTEHOLDERS): the
                  Offered Noteholders may only exercise enforcement rights in respect of the Charged Property through the Offered Note
                  Trustee and only in accordance with this Deed.

                                                                              51

23.3     INSTRUCTIONS OR DIRECTIONS

         The Security Trustee may rely on any instructions or directions given to it by the Offered Note Trustee as being given on behalf of all the
         Offered Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the Offered Note
         Trust Deed, whether the Offered Note Trustee or the Offered Noteholders from time to time have complied with any requirements under the Offered
         Note Trust Deed or as to the reasonableness or otherwise of the Offered
         Note Trustee.

23.4     PAYMENTS

         Any payment to be made to a Offered Noteholder under this Deed may be made to the Offered Note Trustee or a Paying Agent on behalf of that
         Offered Noteholder.

23.5     NOTICES

         Any notice to be given to a Offered Noteholder under this Deed may be given to the Offered Note Trustee on behalf of that Offered Noteholder.
         Any costs to the Offered Note Trustee of publishing such notice to the
         Offered Noteholders will, subject to clause 28, be reimbursed by the
         Trustee to the Offered Note Trustee.

23.6     LIMITATION OF OFFERED NOTE TRUSTEE'S LIABILITY

         The liability of the Offered Note Trustee under this Deed is limited in the manner and to the same extent as under the Offered Note Trust Deed.

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24.      AMENDMENT

24.1     AMENDMENT BY SECURITY TRUSTEE

         Subject to this clause 24 and to any approval or consent required by law (including, without limitation, the United States Trust Indenture
         Act of 1939) and under clause 24.2, the Security Trustee, the Manager, the Offered Note Trustee and the Trustee may together agree by way of supplemental deed to alter, add to or revoke any provision of this Deed
         (including this clause 24) so long as such alteration, addition or revocation:

         (a)      (NECESSARY OR EXPEDIENT): in the opinion of the Security
                  Trustee or of a barrister or solicitor instructed by the
                  Security Trustee is necessary or expedient to comply with the provisions of any Statute or regulation or with the
                  requirements of any Governmental Agency;

         (b)      (MANIFEST ERROR): in the opinion of the Security Trustee is made to correct a manifest error or ambiguity or is of a
                  formal, technical or administrative nature only;

         (c)      (AMENDMENT TO LAW): in the opinion of the Security Trustee is appropriate or expedient as a consequence of an amendment to any Statute or regulation or altered requirements of any
                  Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a Statute or regulation or an amendment to any Statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation
                  or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of

                                                                              52

                  altering the manner or basis of taxation of trusts generally or of trusts similar to the Security Trust); or

         (d)      (OTHERWISE DESIRABLE): in the opinion of the Security Trustee and the Trustee is otherwise desirable for any reason,

         provided that the Security Trustee, the Manager, the Offered Note
         Trustee and the Trustee may not alter, add to or revoke any provision of this Deed unless the Manager has notified the Rating Agencies and the Offered Note Trustee 5 Business Days in advance.

24.2     CONSENT REQUIRED GENERALLY

         If any alteration, addition or revocation referred to in clause 24.1(d)
         would, if it were an Extraordinary Resolution of the Voting Secured
         Creditors require any consent to be effective under clause 14 of the
         Annexure, the alteration, addition or revocation may be effected only if the relevant consent is obtained in accordance with such clause.
         Nothing in this clause limits the operation of the proviso in clause
         24.1.

24.3     CONSENT TO PAYMENT MODIFICATION IN RELATION TO OFFERED NOTES

         If any alteration, addition or revocation referred to in clause 24.1 effects or purports to effect a Payment Modification (as defined in the
         Offered Note Trust Deed) it will not be effective as against a given
         Offered Noteholder unless consented to by that Offered Noteholder.

24.4     NO RATING AGENCY DOWNGRADE

         The Security Trustee will be entitled to assume that any proposed alteration, addition or revocation referred to in clause 24.1 (other than a Payment Modification) will not be materially prejudicial to the interests of a Class of Securityholders or all Securityholders if each of the Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Class of Securities, or to each Class of the Securities, by the
         Rating Agency. The Offered Note Trustee will be entitled to assume that any proposed alteration, addition or revocation will not be materially prejudicial to the interests of Offered Noteholders if each of the
         Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Offered
         Notes by the Rating Agency.

24.5     DISTRIBUTION OF AMENDMENTS

         The Manager must distribute to all Secured Creditors a copy of any amendment made pursuant to clause 24.1 as soon as reasonably practicable after the amendment has been made.

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25.      EXPENSES AND STAMP DUTIES

25.1     EXPENSES

         Subject to clause 28, the Trustee will on demand reimburse the Security
         Trustee for and keep the Security Trustee indemnified against all expenses including legal costs and disbursements (at the usual commercial rates of the relevant legal services provider) incurred by the Security Trustee in connection with:

                                                                              53

         (a)      (PREPARATION): the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver under this Deed or amendment to this Deed;

         (b)      (ENFORCEMENT): the exercise, enforcement, preservation or
                  attempted exercise enforcement or preservation of any rights under this Deed including without limitation any expenses
                  incurred in the evaluation of any matter of material concern to the Security Trustee;

         (c)      (INQUIRIES OF GOVERNMENTAL AGENCY): any inquiry by a
                  Governmental Agency concerning the Trustee or the Charged
                  Property or a transaction or activity the subject of the
                  Transaction Documents; and

         (d)      (REG AB COMPLIANCE): the compliance by the Security Trustee of its obligations under clause 29.25.

25.2     STAMP DUTIES

         (a)      (TRUSTEE MUST PAY): The Trustee will pay all stamp, loan,
                  transaction, registration and similar Taxes including fines and penalties, financial institutions duty and federal debits tax which may be payable to or required to be paid by any
                  appropriate authority or determined to be payable in
                  connection with the execution, delivery, performance or
                  enforcement of this Deed or any payment, receipt or other
                  transaction contemplated in this Deed.

         (b)      (TRUSTEE MUST INDEMNIFY): The Trustee will indemnify and keep indemnified each of the Security Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Trustee to pay such Taxes.

25.3     GOODS AND SERVICES TAX

         Notwithstanding any other provision of this Deed or the Master Trust
         Deed, if the Security Trustee becomes liable to remit to a Governmental
         Agency an amount of GST in connection with its supplies under this
         Deed, the Security Trustee is not entitled to any reimbursement of that
         GST from the Trustee out of the Assets of the Series Trust or the
         Security Trust Fund. Nothing in this clause 25.3 prevents the time in attendance costs of the Security Trustee charged pursuant to clause
         19.5 of the Series Supplement from including a component that represents or is referable to GST.

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26.      GOVERNING LAW AND JURISDICTION

26.1     GOVERNING LAW

         This Deed is governed by and construed in accordance with the laws of the Australian Capital Territory.

26.2     JURISDICTION

         (a)      (SUBMISSION TO JURISDICTION): The Trustee, the Security
                  Trustee, the Manager and each of the Secured Creditors each irrevocably submits to and accepts generally and
                  unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the Australian Capital Territory with respect to any legal action or proceedings which may be
                  brought at any time relating in any way to this Deed.

                                                                              54

         (b)      (WAIVER OF INCONVENIENT FORUM): The Trustee, the Security
                  Trustee, the Manager and each of the Secured Creditors each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings brought in such courts and any claim it may now or in the future have that any such action or proceedings have been brought in an inconvenient forum.

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27.      NOTICES

27.1     METHOD OF DELIVERY

         Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed must:

         (a)      (IN WRITING AND SIGNED BY AUTHORISED OFFICER): except in the case of communication by email, be in writing and signed by an
                  Authorised Officer of the party giving the same; and

         (b)      (DELIVERY): be in the case of a party to this Deed or any
                  Secured Creditor, other than a Securityholder:

                  (i)      left at the address of the addressee;

                  (ii)     sent by prepaid ordinary post to the address of the
                           addressee;

                  (iii)    sent by facsimile to the facsimile number of the
                           addressee; or

                  (iv)     sent by email by an Authorised Officer of the party
                           giving the same in accordance with the addressee's
                           email details,

                  notified by that addressee from time to time to the other
                  parties to this Deed as its address for service pursuant to this Deed.

         Any notice, request, certificate, approval, demand, consent or other communication to be given under this Deed to a Offered Noteholder will be effectively given if it is given to the Offered Note Trustee in accordance with this clause and to a Class A-2 Noteholder, a Class B
         Noteholder or a Redraw Bondholder will be effectively given if sent to the address thereof then appearing in the Register.

27.2     DEEMED RECEIPT

         A notice, request, certificate, demand, consent or other communication under this Deed is deemed to have been received:

         (a)      (DELIVERY): where delivered in person, upon receipt;

         (b)      (POST): where sent by post, on the 3rd (7th if outside
                  Australia) day after posting;

         (c)      (FAX): where sent by facsimile, on production by the
                  dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

         (d)      (EMAIL): where sent by email, on the date the email is
                  received,

                                                                              55

         However, if the time of deemed receipt of any notice is not before 5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business
         Day.

27.3     EMAIL

         A notice, request, certificate, approval, demand, consent or other communication to be given under this Deed may only be given by email where the recipient has separately agreed that that communication or communications of that type, may be given by email.

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28.      TRUSTEE'S LIMITED LIABILITY

28.1     LIMITATION ON TRUSTEE'S LIABILITY

         The Trustee enters into this Deed only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by the
         Trustee acting in its capacity as trustee of the Series Trust arising under or in connection with this Deed is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of Assets of the Series Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed (other than clause 28.3) and extends to all liabilities and obligations of the
         Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed.

28.2     CLAIMS AGAINST TRUSTEE

         The parties other than the Trustee may not sue the Trustee in respect of liabilities incurred by the Trustee acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seeking the appointment of a receiver
         (except in relation to Assets of the Series Trust), a liquidator, an administrator, or any similar person to the Trustee or prove in any liquidation, administration or similar arrangements of or affecting the
         Trustee (except in relation to the Assets of the Series Trust).

28.3     BREACH OF TRUSTEE

         The provisions of this clause 28 will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other
         Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series
         Trust, as a result of the Trustee's fraud, negligence or wilful default.

28.4     ACTS OR OMISSIONS

         It is acknowledged that the Relevant Parties are responsible under the
         Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or any breach of representation or warranty under this Deed) will be considered fraudulent, negligent or a wilful default for the purpose of clause
         28.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Trustee under any Transaction Document (other than a person whose acts or omissions the Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

                                                                              56

28.5     NO AUTHORITY

         No attorney, agent, receiver or receiver and manager appointed in accordance with this Deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purposes of clause 28.3.

28.6     NO OBLIGATION

         The Trustee is not obliged to enter into any commitment or obligation under this Deed or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this clause 28 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

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29.      MISCELLANEOUS

29.1     ASSIGNMENT BY TRUSTEE

         The Trustee will not assign or otherwise transfer the benefit of this
         Deed or any of its rights, duties or obligations under this Deed except to a Substitute Trustee which is appointed as a successor trustee of the Series Trust under and in accordance with the Master Trust Deed.

29.2     ASSIGNMENT BY MANAGER

         The Manager will not assign or otherwise transfer the benefit of this
         Deed or any of its rights, duties or obligations under this Deed except to a Substitute Manager which is appointed as a successor manager of the Series Trust under and in accordance with the Master Trust Deed.

29.3     ASSIGNMENT BY SECURITY TRUSTEE

         The Security Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a Substitute Security Trustee which is appointed as a successor security trustee under and in accordance with this Deed.

29.4     ASSIGNMENT BY OFFERED NOTE TRUSTEE

         The Offered Note Trustee will not assign or otherwise transfer all or any part of the benefit of this Deed or any of its rights, duties and obligations under this Deed except to a successor trustee appointed under and in accordance with the Offered Note Trust Deed.

29.5     CERTIFICATE OF SECURITY TRUSTEE

         A certificate in writing signed by an Authorised Officer of the
         Security Trustee certifying the amount payable by the Trustee to the
         Security Trustee or to the Secured Creditors or certifying that a person identified therein is a Secured Creditor or certifying any other act, matter, thing or opinion relating to this Deed is conclusive and binding on all Interested Persons in the absence of manifest error on the face of the certificate or evidence to the contrary.

                                                                              57

29.6     CONTINUING OBLIGATION

         This Deed is a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge of this Deed has been given to the Trustee.

29.7     SETTLEMENT CONDITIONAL

         Any settlement or discharge between the Trustee and the Security
         Trustee is conditional upon any security or payment given or made to the Security Trustee by the Trustee or any other person in relation to the Secured Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Security Trustee is entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Trustee subsequently as if such settlement or discharge had not occurred.

29.8     NO MERGER

         Neither this Deed nor any of the Security Trustee's or the Receiver's
         powers will merge or prejudicially affect nor be merged in or prejudicially affected by and the Trustee's obligations under this Deed will not in any way be abrogated or released by any other security any judgment or order any contract any cause of action or remedy or any other matter or thing existing now or in the future in respect of the
         Secured Moneys.

29.9     INTEREST ON JUDGMENT

         If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Trustee under the Transaction Documents)
         becomes merged in a judgment or order then the Trustee as an independent obligation will pay interest to the Security Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the
         Secured Moneys from the date it becomes payable until it is paid.

29.10    NO POSTPONEMENT

         The Security Trustee's rights under this Deed will not be discharged, postponed or in any way prejudiced by any subsequent Security Interest nor by the operation of the rules known as the rule in Hopkinson v Rolt or the rule in Claytons Case.

29.11    SEVERABILITY OF PROVISIONS

         Any provision of this Deed which is illegal, void or unenforceable in any jurisdiction is ineffective in that jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Deed or the enforceability of that provision in any other jurisdiction.

29.12    REMEDIES CUMULATIVE

         The rights and remedies conferred by this Deed upon the Security
         Trustee and the Receiver are cumulative and in addition to all other rights or remedies available to the Security Trustee or the Receiver by
         Statute or by general law.

                                                                              58

29.13    WAIVER

         A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Security Trustee will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this
         Deed or provided by law.

29.14    CONSENTS AND APPROVALS

         Where any act matter or thing under this Deed depends on the consent or approval of the Security Trustee then unless expressly provided otherwise in this Deed such consent or approval may be given or withheld in the absolute and unfettered discretion of the Security
         Trustee and may be given subject to such conditions as the Security
         Trustee thinks fit in its absolute and unfettered discretion.

29.15    WRITTEN WAIVER, CONSENT AND APPROVAL

         Any waiver, consent or approval given by the Security Trustee under this Deed will only be effective and will only be binding on the
         Security Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Security Trustee or on its behalf by an Authorised Officer for the time being of the
         Security Trustee.

29.16    TIME OF ESSENCE

         Time is of the essence in respect of the Trustee's obligations under this Deed.

29.17    MORATORIUM LEGISLATION

         To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

         (a)      (LESSEN OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Trustee any obligation under this Deed; or

         (b)      (DELAY EXERCISE OF POWERS): to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Security Trustee or the Receiver under this Deed,

         are expressly waived negatived and excluded.

29.18    DEBIT ACCOUNTS

         The Trustee authorises the Security Trustee at any time after the
         Charge becomes enforceable pursuant to the provisions of this Deed, to apply without prior notice any credit balance whether or not then due to which the Trustee is at any time entitled on any account at any office of the Security Trustee in or towards satisfaction of any sum then due and unpaid from the Trustee to the Security Trustee under this
         Deed or on any other account whatsoever and the Trustee further authorises the Security Trustee without prior notice to set-off any amount owing whether present or future actual contingent or prospective and on any account whatsoever by the Security Trustee to the Trustee against any of the Secured Moneys. The Security Trustee is not obliged to exercise any of its rights under this clause, which are without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled whether by operation of law contract or otherwise.

                                                                              59

29.19    SET-OFF

         No Secured Creditor may set-off or apply any sum or debt in any currency (whether or not matured) in any account comprised in the
         Charged Property towards satisfaction of any amount that would otherwise form part of the Secured Moneys.

29.20    BINDING ON EACH SIGNATORY

         This Deed binds each of the signatories to this Deed notwithstanding that any one or more of the named parties to this Deed does not execute this Deed, that there is any invalidity forgery or irregularity touching any execution of this Deed or that this Deed is or becomes unenforceable void or voidable against any such named party.

29.21    COUNTERPARTS

         This Deed may be executed in a number of counterparts and all such counterparts taken together is deemed to constitute one and the same instrument.

29.22    PRIVACY

         (a)      (ACKNOWLEDGEMENT): Each party acknowledges that Personal
                  Information may be exchanged between the parties pursuant to the terms of this Deed.

         (b)      (OBTAIN CONSENTS): If Personal Information is exchanged
                  between the parties, the party which provides the Personal
                  Information must ensure that it obtains such consents, if any, as are required by the Privacy Act to be obtained by that
                  party in relation to that provision of Personal Information.

         (c)      (BEST ENDEAVOURS TO COMPLY): Each party undertakes to use its best endeavours to ensure that at all times:

                  (i)      Personal Information provided to it (the "RECEIVING
                           PARTY") by another party (the "PROVIDING PARTY"):

                           A.       unless otherwise required by law, will be
                                    used only for the purpose of fulfilling the
                                    Receiving Party's obligations under the
                                    Transaction Documents; and

                           B.       except as expressly provided pursuant to the
                                    Transaction Documents, will not be disclosed
                                    to any third party unless express consent in
                                    writing is obtained from the Providing
                                    Party; and

                  (ii)     in addition to the obligation under paragraph (b)
                           above, it will comply with the Privacy Act and all
                           applicable regulations, principles, standards, codes
                           of conduct or guidelines concerning the handling of
                           Personal Information under that Act or with any
                           request or direction arising directly from or in
                           connection with the proper exercise of the functions
                           of the Privacy Commissioner, to the extent required
                           by law.

         (d)      (NOTIFICATION): If a Receiving Party becomes aware that a
                  breach of paragraphs (b) or (c) above has occurred, or if it becomes aware that the law may require disclosure to be made or a consent to be obtained in relation to Personal
                  Information provided to it by a Providing Party, it must
                  immediately notify that Providing Party in writing.

                                                                              60

         (e)      (NOT APPLICABLE TO OFFERED NOTE TRUSTEE): Notwithstanding
                  anything else contained in this clause 29.22, paragraphs (a)
                  to (d) above do not apply to the Offered Note Trustee. The
                  Offered Note Trustee agrees to comply with all privacy
                  legislation applicable to it.

         (f)      (OFFERED NOTE TRUSTEE AGREES): The Offered Note Trustee
                  agrees:

                  (i)      to use its reasonable endeavours to assist the other
                           parties in ensuring no breach of the Privacy Act
                           occurs in circumstances where no breach of the
                           Privacy Act would have occurred if the Offered Note
                           Trustee had complied with paragraphs (a) to (d)
                           above;

                  (ii)     to use Personal Information provided to it only for
                           the purpose of fulfilling its obligations under the
                           Transaction Documents, unless otherwise required by
                           law; and

                  (iii)    not to disclose any Personal Information to any third
                           party except:

                           A.       as expressly provided pursuant to the
                                    Transaction Documents; or

                           B.       as it may be required to disclose by any law
                                    or order of any Governmental Agency or the
                                    rules of any stock exchange,

                           unless express consent in writing is obtained from
                           the Providing Party.

29.23    CONTRA PROFERENTEM

         Each provision of this Deed will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

29.24    KNOW YOUR CUSTOMER

         Subject to any confidentiality, privacy or general trust law obligations owed by The Bank of New York to Offered Noteholders or by
         Perpetual Trustee Company Limited to Noteholders and any applicable confidentiality or privacy laws, each party ("INFORMATION PROVIDER")
         agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

29.25    COMPLIANCE WITH REGULATION AB

         The Security Trustee acknowledges and agrees that to the extent it agrees with the Manager that the Security Trustee is "participating in the servicing function" in relation to

                                                                              61

         the Series Trust within the meaning of Item 1122 of Regulation AB, clauses 16.31(b) and (d) of the Series Supplement will apply to this
         Agreement as if references to "the Servicer" in those clauses were references to the Security Trustee and the definition of
         "Subcontractor" in clause 1.1 of the Series Supplement will be construed accordingly.

                                                                              62

EXECUTED as a deed.

SIGNED SEALED AND DELIVERED for and     |
on behalf of P.T. LIMITED ABN 67        |
004 454 666                             |
by                                      |
its Attorney under a Power of           |
Attorney dated and who declares         |
that he or she has not received any     |    ___________________________________
notice of the revocation of such        |
Power of Attorney in the presence       |
of:                                     |    Signature of Attorney
                                        |
                                        |

___________________________________

Signature of Witness

___________________________________

Name of Witness in full

EXECUTED AS A DEED by THE BANK OF       |
NEW YORK in the presence of:            |
                                        |
                                        |
                                        |    ___________________________________
                                        |
                                        |    Signature of Authorised Signatory
                                        |
                                        |

___________________________________

Signature of Witness

___________________________________

Name of Witness in full

                                                                              63

SIGNED SEALED AND DELIVERED for and     |
on behalf of SECURITISATION             |
ADVISORY SERVICES PTY. LIMITED ABN      |
88 064 133 946                          |
by                                      |
its Attorney under a Power of           |
Attorney dated and registered Book      |    ___________________________________
        No.     and who declares        |
that he or she has not received any     |    Signature of Attorney
notice of the revocation of such        |
Power of Attorney in the presence       |
of:                                     |
                                        |
                                        |

___________________________________

Signature of Witness

___________________________________

Name of Witness in full

SIGNED SEALED AND DELIVERED for and     |
on behalf of PERPETUAL TRUSTEE          |
COMPANY LIMITED ABN 42 000 001 007      |
by                                      |
its Attorney under a Power of           |    ___________________________________
Attorney dated and who declares         |
that he or she has not received any     |    Signature of Attorney
notice of the revocation of such        |
Power of Attorney in the presence       |
of:                                     |
                                        |
                                        |

___________________________________

Signature of Witness

___________________________________

Name of Witness in full

                                                                              64

THIS IS THE ANNEXURE REFERRED TO IN A SECURITY TRUST DEED BETWEEN P.T. LIMITED,
THE BANK OF NEW YORK, SECURITISATION ADVISORY SERVICES PTY. LIMITED AND
PERPETUAL TRUSTEE COMPANY LIMITED

--------------------------------------------------------------------------------

               PROVISIONS FOR MEETINGS OF VOTING SECURED CREDITORS

1.       Definitions and incorporation of terms

         In this Annexure, unless specified otherwise or the context indicates a contrary intention:

         (a)      words and expressions which are defined in or by virtue of clause 1 of the abovementioned Security Trust Deed (the
                  "SECURITY TRUST DEED") have the same meanings in this
                  Annexure;

         (b)      a "HOLDER" in relation to Secured Moneys will be construed as including a Securityholder in relation to any outstanding
                  Securities; and

         (c)      references to clauses are references to clauses in this
                  Annexure.

2.       CONVENING OF MEETINGS

         (a)      (MEETING AT ANY TIME): The Security Trustee, the Trustee or
                  the Manager at any time may convene a meeting of the Voting
                  Secured Creditors.

         (b)      (MEETING ON REQUEST): Subject to the Security Trustee being indemnified to its reasonable satisfaction against all costs and expenses occasioned thereby, the Security Trustee will convene a meeting of the Voting Secured Creditors if requested to do so by Voting Secured Creditors who hold between them
                  Voting Entitlements comprising an aggregate number of votes which is no less than 10% of the aggregate number of votes comprising the Voting Entitlements of all Voting Secured
                  Creditors at that time.

         (c)      (TIME AND PLACE APPROVED BY SECURITY TRUSTEE):

                  (i)      Every meeting of Voting Secured Creditors will be
                           held at such time and place as the Security Trustee
                           approves (or, failing such approval by the Security
                           Trustee within a reasonable period, as approved by
                           the Manager), provided that, subject to paragraphs
                           (ii) and (iii) and clause 4, any such meeting shall
                           not be held until the Offered Note Trustee has had,
                           in its opinion, sufficient time to either seek
                           directions from the Offered Noteholders or to
                           determine that it need not seek those directions, in
                           each case in accordance with clause 7 of the Offered
                           Note Trust Deed.

                  (ii)     Upon receiving notice of a meeting of the Voting
                           Secured Creditors, the Offered Note Trustee (if
                           applicable) will as soon as practicable comply with
                           clause 7 of the Offered Note Trust Deed.

                  (iii)    The proviso in sub-paragraph (i) does not apply if:

                           A.       the Offered Note Trustee, in its absolute
                                    discretion, so decides; or

                           B.       there are then no Offered Notes outstanding.

         (d)      (MEETINGS IN MORE THAN ONE PLACE): A meeting of Voting Secured
                  Creditors may, if the Security Trustee so determines, be held at two or more meeting venues linked

                                                                               1

                  together by audio-visual communication equipment which, by itself or in conjunction with other arrangements:

                  (i)      gives the Voting Secured Creditors in the separate
                           venues a reasonable opportunity to participate in the
                           proceedings;

                  (ii)     enables the chairman to be aware of proceedings in
                           each such venue; and

                  (iii)    enables the Voting Secured Creditors in each such
                           venue to vote on a show of hands and on a poll.

                  A Voting Secured Creditor at one of the separate meeting
                  venues is taken to be present at the meeting of the Voting
                  Secured Creditors and is entitled to exercise all rights which a Voting Secured Creditor has under the Security Trust Deed and this Annexure in relation to a meeting of Voting Secured
                  Creditors. Where a meeting of Voting Secured Creditors is held at two or more meeting venues pursuant to this clause 2(d), that meeting will be regarded as having been held at the venue determined by the chairman of the meeting.

         (e)      (MEETINGS ONLY IN ACCORDANCE WITH THE SECURITY TRUST DEED): A
                  meeting of Voting Secured Creditors may only be convened in accordance with the Security Trust Deed and this Annexure.

3.       NOTICE OF MEETINGS

         (a)      (NOTICE): Subject to clauses 2(c)(i) and 4, at least 14 days notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of the
                  Voting Secured Creditors must be given to the Voting Secured
                  Creditors.

         (b)      (ACCIDENTAL OMISSION DOES NOT INVALIDATE): The accidental
                  omission to give notice to or the non-receipt of notice by any
                  Voting Secured Creditor does not invalidate the proceedings at any meeting.

         (c)      (COPIES OF NOTICES): A copy of a notice convening a meeting must be given by the Security Trustee to the Manager and the
                  Trustee.

         (d)      (MANNER OF NOTICE): Notice of a meeting must be given in the manner provided in the Security Trust Deed.

         (e)      (DETAILS TO BE INCLUDED IN NOTICE): A notice of a meeting of the Voting Secured Creditors must specify:

                  (i)      the day, time and place of the proposed meeting;

                  (ii)     the reason for the meeting being convened;

                  (iii)    the agenda of the business to be transacted at the
                           meeting;

                  (iv)     the terms of any proposed resolution;

                  (v)      that appointments of proxies must be lodged no later
                           than 24 hours prior to the time fixed for the
                           meeting; and

                  (vi)     such additional information as the person giving the
                           notice thinks fit.

                                                                               2

4.       SHORTER NOTICE OF MEETING

         A meeting of the Voting Secured Creditors may be held on shorter notice than provided by clause 3 if so agreed by a resolution of Voting
         Secured Creditors at the meeting who:

         (a)      (MAJORITY IN NUMBER): are a majority in number of Voting
                  Secured Creditors (present in person or by proxy) having the right to attend and vote at the meeting; and

         (b)      (95% VOTING ENTITLEMENTS): hold or represent between them
                  Voting Entitlements comprising in aggregate a number of votes which is not less than 95% of the aggregate number of votes comprised in all Voting Entitlements at the time.

5.       CHAIRMAN

         At a meeting of Voting Secured Creditors, some person (whether or not a
         Secured Creditor or a representative of the Security Trustee) nominated in writing by the Security Trustee must preside as chairman. If no such nomination is made or no such nominated person is present within 15 minutes after the time appointed for the holding of the meeting, the
         Voting Secured Creditors present must choose one of their number to be chairman.

6.       QUORUM

         At any such meeting, any 2 or more persons present in person holding, or being Representatives holding or representing between them, in the aggregate 67% or more of the aggregate number of votes comprised in all
         Voting Entitlements at that time will form a quorum for the transaction of business and no business (other than the choosing of a chairman) is to be transacted at any meeting unless the requisite quorum is present at the commencement of business.

7.       ADJOURNMENT

         (a)      (ADJOURNMENT): If within 15 minutes from the time appointed for any such meeting a quorum is not present, the meeting
                  must, if convened upon the requisition of Voting Secured
                  Creditors, be dissolved. In any other case it must stand
                  adjourned (unless the Security Trustee agrees that it be
                  dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting, two or more persons present in person holding, or being Representatives holding or representing
                  between them, Voting Entitlements comprising in aggregate a number of votes which is not less than 50% of the aggregate number of votes comprised in all Voting Entitlements at the time must (except for the purpose of passing an Extraordinary
                  Resolution) form a quorum and will have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the
                  adjournment took place had a quorum been present at such
                  meeting. The quorum at any such adjourned meeting for passing an Extraordinary Resolution will be as specified in clause 6.

         (b)      (PLACE AND TIME OF ADJOURNED MEETING): The chairman may with the consent of (and must if directed by) any meeting adjourn the same from time to time and from place to place but no
                  business may be transacted at any adjourned meeting except business which might lawfully have been transacted at the
                  meeting from which the adjournment took place.

                                                                               3

         (c)      (NOTICE OF ADJOURNED MEETING): At least 5 days' notice of any meeting adjourned through want of a quorum is to be given in the same manner as of an original meeting and such notice must state the quorum required at such adjourned meeting. It will not, however, otherwise be necessary to give any notice of an adjourned meeting.

8.       VOTING PROCEDURE

         (a)      (CASTING VOTES): Every question submitted to a meeting must be decided in the first instance by a show of hands and in case of equality of votes the chairman must both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Voting
                  Secured Creditor or as a Representative.

         (b)      (EVIDENCE OF VOTES): At any meeting, unless a poll is (before or on the declaration of the result of the show of hands)
                  demanded by the chairman, the Trustee, the Manager, the
                  Offered Note Trustee or the Security Trustee or by one or more persons holding, or being Representatives holding or
                  representing between them, in aggregate a number of votes
                  which is not less than 2% of the aggregate number of votes comprised in all Voting Entitlements at the time, a
                  declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any
                  particular majority will be conclusive evidence of the fact without proof of the number or proportion of the votes
                  recorded in favour of or against such resolution.

         (c)      (POLLS): If at any meeting a poll is so demanded, it must be taken in such manner and (subject to the provisions of this
                  Annexure) either at once or after such an adjournment as the chairman directs and the result of such poll will be deemed to be the resolution of the meeting at which the poll was
                  demanded as at the date of the taking of the poll. The demand for a poll must not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. Any poll demanded at any meeting on the election of a chairman or on any question of adjournment must be taken at the meeting without adjournment.

         (d)      (VOTING BY SECURED CREDITORS):

                  (i)      On a show of hands every Voting Secured Creditor who
                           is present in person or by proxy and has the right to
                           vote at the relevant meeting on that resolution has
                           one vote except that the Offered Note Trustee has one
                           vote for each then Offered Noteholder.

                  (ii)     On a poll every Voting Secured Creditor who is
                           present in person or by proxy and has the right to
                           vote has the number of votes comprised in their
                           Voting Entitlement.

         (e)      (PERSON MAY CAST VOTES DIFFERENTLY): Any person entitled to more than one vote need not use or cast all of the votes to which he or she is entitled in the same way.

         (f)      (VOTING BY CORPORATION): A corporation being a Voting Secured
                  Creditor may vote by any officer or representative duly
                  authorised in writing who is entitled to speak, demand a poll, vote, act as a proxy and in all other respects exercise the rights of a Voting Secured Creditor and must be reckoned as a
                  Voting Secured Creditor for all purposes.

                                                                               4

         (g)      (VOTING BY PERSON OF UNSOUND MIND): A Voting Secured Creditor
                  of unsound mind or in respect of whom an order has been made by any court having jurisdiction in respect of mental health may vote whether on a show of hands or on a poll by his
                  committee curator bonis or other person in the nature of a committee curator bonis appointed by such court.

         (h)      (OBJECTION TO VOTER'S QUALIFICATION): No objection is to be raised as to the qualification of any voter except at the
                  meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such
                  meeting will be valid for all purposes. Any such objection made in due time will be referred to the chairman of the
                  meeting and his decision will be final and conclusive.

9.       RIGHT TO ATTEND AND SPEAK

         The Trustee, the Manager and the Security Trustee (through their respective representatives) and their respective financial and legal advisers will be entitled to attend and speak at any meeting of Voting
         Secured Creditors. No person will otherwise be entitled to attend or vote at any meeting of the Voting Secured Creditors or to join with others in requesting the convening of such a meeting unless he or she is a Voting Secured Creditor or is a Representative.

10.      APPOINTMENT OF PROXIES

         (a)      (PROXY): Each appointment of a proxy must be in writing and, together (if required by the Security Trustee) with proof
                  satisfactory to the Security Trustee of its due execution, must be deposited at the registered office of the Security
                  Trustee or at such other place designated by the Security
                  Trustee not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of
                  proxy will not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of proof (if applicable) of due execution must if required by the
                  Security Trustee be produced by the proxy at the meeting or adjourned meeting. The Security Trustee will be under no
                  obligation to investigate or be concerned with the validity of, or the authority of, the proxy named in any such
                  appointment. The proxy named in any appointment of proxy need not be a Voting Secured Creditor.

         (b)      (PROXY VALID): Any vote given in accordance with the terms of an appointment of proxy conforming with clause 10(a) will be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Secured
                  Creditor's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

11.      CORPORATE REPRESENTATIVES

         A person authorised under sections 250D of the Corporations Act by a
         Voting Secured Creditor being a body corporate to act for it at any meeting will, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting Secured
         Creditor and will be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of

                                                                               5

         or at the meeting or adjourned meeting or for the taking of a poll at which he or she proposes to vote.

12.      RIGHTS OF REPRESENTATIVES

         A Representative has the right to demand or join in demanding a poll and (except and to the extent to which the Representative is specially directed to vote for or against any proposal) has power generally to act at a meeting for the Voting Secured Creditor concerned. The
         Security Trustee and any officer of the Security Trustee may be appointed a Representative.

13.      POWERS OF A MEETING OF VOTING SECURED CREDITORS

         (a)      (POWERS): subject to clauses 13(b) and 14 and, to the extent applicable, the mandatory provisions of the United States
                  Trust Indenture Act of 1939, a meeting of Voting Secured
                  Creditors has, without prejudice to any rights or powers
                  conferred on other persons by the Security Trust Deed, power exercisable by Extraordinary Resolution:

                  (i)      to direct the Security Trustee in the action that
                           should be taken by it following the occurrence of an
                           Event of Default;

                  (ii)     to sanction any action that the Security Trustee or a
                           Receiver proposes to take to enforce the provisions
                           of the Security Trust Deed;

                  (iii)    to sanction any proposal by the Manager, the Trustee
                           or the Security Trustee for any modification,
                           abrogation, variation or compromise of, or
                           arrangement in respect of, the rights of the Secured
                           Creditors against the Trustee or the Manager whether
                           such rights arise under the Security Trust Deed, the
                           other Transaction Documents or otherwise;

                  (iv)     to postpone the day when the Secured Moneys become
                           payable and to suspend or postpone for a time the
                           payment of the Secured Moneys;

                  (v)      to sanction the exchange or substitution of the
                           Secured Moneys for, or the conversion of the Secured
                           Moneys into, notes or other obligations or securities
                           of the Trustee or any other body corporate formed or
                           to be formed;

                  (vi)     to assent to any modification of the provisions
                           contained in the Security Trust Deed or the
                           Securities which will be proposed by the Trustee, the
                           Manager or the Security Trustee;

                  (vii)    to give any authority, direction, guidance or
                           sanction sought by the Security Trustee from the
                           Voting Secured Creditors;

                  (viii)   to appoint any persons (whether Voting Secured
                           Creditors or not) as a committee or committees to
                           represent the interests of the Secured Creditors and
                           to confer upon such committee or committees any
                           powers or discretions which the Voting Secured
                           Creditors could themselves exercise by Extraordinary
                           Resolution;

                  (ix)     to approve a person proposed to be appointed as a
                           Substitute Security Trustee under the Security Trust
                           Deed and power to remove any Security Trustee for the
                           time being thereof;

                                                                               6

                  (x)      to discharge or exonerate the Security Trustee from
                           any liability in respect of any act or omission for
                           which it may become responsible under the Security
                           Trust Deed;

                  (xi)     to do any other thing which under the Security Trust
                           Deed is required to be given by an Extraordinary
                           Resolution of the Voting Secured Creditors; and

                  (xii)    to authorise the Security Trustee or any other person
                           to concur in and execute and do all such documents,
                           acts and things as may be necessary to carry out and
                           give effect to any Extraordinary Resolution.

         (b)      (LIMITATIONS): A meeting of Voting Secured Creditors does not have power to, nor will any resolution submitted to the
                  meeting propose or have the effect of:

                  (i)      removing the Security Trustee or the Manager from
                           office, other than in accordance with the terms of
                           the Security Trust Deed or the Series Supplement;

                  (ii)     interfering with the management of the Series Trust;

                  (iii)    winding up or terminating the Series Trust; or

                  (iv)     disposing of, or otherwise dealing with, the Assets
                           of the Series Trust.

         (c)      (CLASS B NOTEHOLDERS): No Extraordinary Resolution of a
                  separate meeting of the Class B Noteholders (other than one referred to in clause 14(a)) shall be effective for any
                  purpose unless:

                  (i)      there are then no Senior Securities outstanding;

                  (ii)     it has been sanctioned by an Extraordinary Resolution
                           of the Voting Secured Creditors representing or being
                           the Senior Securityholders; or

                  (iii)    the Security Trustee is of the opinion that its
                           becoming effective will not be materially prejudicial
                           to the interests of the Senior Securityholders or any
                           class of Senior Securityholders.

         (d)      (ASSUMPTIONS): The Security Trustee is entitled to assume that a Class B Basic Term Modification referred to in clause 14(a)
                  of this Annexure will not be materially prejudicial to the interests of the Class B Noteholders and that an Extraordinary
                  Resolution of the Class B Noteholders in clause 13(c) will not be materially prejudicial to the interests of the Senior
                  Securityholders, if each of the Rating Agencies confirm in writing that the Class B Basic Term Modification or the
                  Extraordinary Resolution (respectively) upon coming into
                  effect will not lead to a reduction, qualification or
                  withdrawal of the then rating by that Rating Agency of the
                  Class B Notes or any of the Senior Securities.

14.      EXTRAORDINARY RESOLUTION BINDING ON SECURED CREDITORS

         Subject to clause 13(b), an Extraordinary Resolution of the Voting
         Secured Creditors is binding upon all Secured Creditors and each of the
         Secured Creditors, the Trustee, the Manager and the Security Trustee is
         bound to give effect to the Extraordinary Resolution, provided that:

                                                                               7

         (a)      (CLASS B BASIC TERM MODIFICATION): an Extraordinary Resolution
                  of the Voting Secured Creditors to sanction a Class B Basic
                  Term Modification will not be effective for any purpose unless its becoming effective has been sanctioned by an Extraordinary
                  Resolution of the Class B Noteholders or the Security Trustee
                  is of the opinion that its becoming effective will not be
                  materially prejudicial to the interests of the Class B
                  Noteholders;

         (b)      (EXTRAORDINARY RESOLUTION AFFECTING OFFERED NOTEHOLDERS):
                  subject to clause 14(c) in the case of an Extraordinary
                  Resolution purporting to effect a Payment Modification (as defined in the Offered Note Trust Deed), an Extraordinary
                  Resolution which by its terms, in the opinion of the Offered
                  Note Trustee in accordance with, and subject to, the Offered
                  Note Trust Deed, affects the Offered Noteholders only, or in a manner different to the rights of Secured Creditors generally, or alters the terms of the Offered Notes, or is materially prejudicial to the interests of the Offered Noteholders, will not be effective unless a Special Majority (as defined in the
                  Offered Note Trust Deed) of the Offered Noteholders has
                  consented, in accordance with the Offered Note Trust Deed, to such Extraordinary Resolution of the Voting Secured Creditors
                  or, if the Offered Noteholders have become entitled to attend a meeting of Voting Secured Creditors, the Offered Noteholders at a separate meeting pass an Extraordinary Resolution
                  consenting to such Extraordinary Resolution of the Voting
                  Secured Creditors;

         (c)      (PAYMENT MODIFICATION IN RELATION TO OFFERED NOTES): an
                  Extraordinary Resolution which by its terms effects or
                  purports to effect a Payment Modification (as that expression is defined in the Offered Note Trust Deed) will not be
                  effective as against a given Offered Noteholder unless
                  consented to by that Offered Noteholder;

         (d)      (EXTRAORDINARY RESOLUTION AFFECTING CLASS A-2 NOTEHOLDERS): an
                  Extraordinary Resolution, which by its terms, in the opinion of the Security Trustee, affects the Class A-2 Noteholders only, or in a manner different to the rights of the Secured
                  Creditors generally, or alters the terms of the Class A-2
                  Notes, or is materially prejudicial to the interests of the
                  Class A-2 Noteholders, will not be effective unless the Class
                  A-2 Noteholders at a separate meeting pass an Extraordinary
                  Resolution consenting to such Extraordinary Resolution of the
                  Voting Secured Creditors;

         (e)      (EXTRAORDINARY RESOLUTION AFFECTING REDRAW BONDHOLDERS): such an Extraordinary Resolution, which by its terms, in the
                  opinion of the Security Trustee, affects the Redraw
                  Bondholders only, or in a manner different to the rights of the Secured Creditors generally, or alters the terms of the
                  Redraw Bonds, or is materially prejudicial to the interests of the Redraw Bondholders will not be effective unless the Redraw
                  Bondholders at a separate meeting pass an Extraordinary
                  Resolution consenting to such Extraordinary Resolution of the
                  Voting Secured Creditors; and

         (f)      (EXTRAORDINARY RESOLUTION AFFECTING OTHER SECURED CREDITORS):
                  such an Extraordinary Resolution which by its terms, in the opinion of the Security Trustee, affects the Standby Redraw
                  Facility Provider, the Liquidity Facility Provider, a Hedge
                  Provider and/or the Sellers (each in its capacity as a Secured
                  Creditor) (a "RELEVANT SECURED CREDITOR") only, or in a manner different to the rights of Secured Creditors generally, or is materially prejudicial to the interests of a Relevant Secured
                  Creditor will not be effective unless the Relevant Secured
                  Creditor consents in writing to the Extraordinary Resolution.

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15.      MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every meeting must be made and duly entered in the books to be provided for that purpose by the Security Trustee. Any such minutes if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting (if any) of Voting Secured Creditors, are conclusive evidence of the matters stated in them. Until the contrary is provided, every such meeting in respect of the proceedings of which minutes have been made and signed are deemed to have been duly convened and held and all resolutions passed and proceedings conducted at such meetings are deemed to have been duly passed and conducted.

16.      WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of this Annexure, a resolution of all the Voting Secured Creditors or a class of Voting Secured
         Creditors (including an Extraordinary Resolution of the Voting Secured
         Creditors or a class of Voting Secured Creditors) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

         (a)      in the case of a resolution (including an Extraordinary
                  Resolution) of all the Voting Secured Creditors, been signed by all the Voting Secured Creditors and, in the case of a
                  resolution (including an Extraordinary Resolution) of a class of Voting Secured Creditors, been signed by all the Voting
                  Secured Creditors in the class; and

         (b)      any such instrument shall be effective upon presentation to the Security Trustee for entry in the records referred to in clause 15.

17.      INVALID RESOLUTIONS

         Any resolution of the Voting Secured Creditors which purports to direct the Security Trustee or a Receiver to take any action which would hinder the performance of any party under the Master Trust Deed or a
         Transaction Document (except to the extent that enforcement action is taken against the Trustee or in respect of the Charged Property) is invalid.

18.      FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions of the Security Trust Deed, the
         Security Trustee may without the consent of the Voting Secured
         Creditors prescribe such further regulations regarding the holding of meetings of the Voting Secured Creditors and attendance and voting at such meetings as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the
         Security Trustee thinks reasonable:

         (a)      (REGARDING ENTITLEMENT TO VOTE): so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting
                  Secured Creditors are entitled to do so in accordance with this Annexure and the other provisions of the Security Trust
                  Deed; and

         (b)      (REGARDING REPRESENTATIVES): as to the form of appointment of a Representative.

19.      CLASS OF SECURED CREDITORS

         The provisions of this Annexure apply, mutatis mutandis, to a meeting of any class of Voting Secured Creditors under this Annexure or the
         Security Trust Deed. If the Offered Noteholders

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         become entitled to attend a meeting of Voting Secured Creditors or to have their own separate meeting, the evidence of the entitlement of such Offered Noteholders to attend such meeting and to vote thereat, and any other relevant matters, will be determined in accordance with the Offered Note Trust Deed and the Agency Agreement, with such amendments as determined by the Security Trustee.

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